UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: August 31

Date of reporting period: September 1, 2012 through August 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Funds

August 31, 2013

JPMorgan Diversified Real Return Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

SEPTEMBER 30, 2013 (Unaudited)

Dear Shareholder:

While market volatility was elevated at times, developed market equities, in aggregate, posted strong returns for the twelve months ended August 31, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“Despite signaling a potential policy shift, the U.S. Federal Reserve continued to pursue its highly accommodative policies...”

Positive investor sentiment was interrupted, however, in June 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and rallied sharply in July. The market again declined in August, however, given uncertainties surrounding Fed policy and potential military action in Syria. Despite these periodic setbacks, U.S. stocks rose sharply during the 12 months ended August 31, 2013. Overseas, developed international stocks also performed well, while emerging market equities generated weak results given concerns regarding China’s economy and rising U.S. interest rates.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continue to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended August 31, 2013 at

2.78%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.39% and 3.70%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market generated a negative return for the reporting period. High yield bonds (also known as junk bonds), in contrast, posted a solid gain, whereas emerging market debt securities declined.

Diversification and a Long-Term Focus Remain Paramount

While the global economy is far from robust, it is still on a growth path. While the Fed chose to delay the tapering of its asset purchase program at its mid-September meeting (after the reporting period ended), the expansion in the U.S. appears to be sustainable. In addition, recent data shows that Europe has emerged from its lengthy recession. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. Also, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

As recent market volatility has demonstrated, it is critically important to have a diversified investment portfolio that is allocated among a number of asset classes. Maintaining a long-term focus for your investment portfolio is also key, as market volatility can be elevated at times given the uncertain economic and geopolitical environment.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

AUGUST 31, 2013	J.P. MORGAN FUNDS	1

JPMorgan Diversified Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-3.58%
Barclays 1-10 Year U.S. TIPS Index	-4.67%

Net Assets as of 8/31/2013	$95,191,133

INVESTMENT OBJECTIVE**

The JPMorgan Diversified Real Return Fund (the “Fund”) seeks to maximize long-term real return.

HOW DID THE MARKET PERFORM?

The 12 months ended August 31, 2013 presented a challenging environment for the overall fixed income market, as interest rates for U.S. Treasury securities rose sharply across the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time). Rates moved higher given signs of improving economic activity and indications from the Federal Reserve Board (the “Fed”) that it may start to taper its asset purchase program. Inflation, as measured by the Consumer Price Index for All Urban Consumers, rose a modest 1.5% during the 12 months ended August 31, 2013. While the price of oil moved higher, prices for most commodities decreased during the reporting period. Elsewhere, after a lengthy period of weakness, real estate securities rose higher given continued improvement in the U.S. housing market.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund takes a conservative approach to managing inflation risk. The Fund seeks to have lower volatility than that of U.S. equities, as represented by the S&P 500 Index. During the reporting period, the Fund sought to achieve this lower volatility by maintaining a meaningful allocation to Treasury Inflation Protected Securities (“TIPS”) and inflation sensitive fixed income securities, gaining exposure to these asset classes primarily through its investments in underlying J.P. Morgan funds. Meanwhile, allocations to more volatile asset classes, including real estate securities and commodities, were used with the goal of providing additional returns.

While TIPS performed poorly given rising Treasury yields, the Fund (Select Class Shares) outperformed the Barclays 1-10 Year U.S. TIPS Index (the “Benchmark”) for the reporting period. The Benchmark is comprised solely of TIPS, while the Fund invested in a broad range of asset classes. The Fund’s investments in credit and global infrastructure securities were among the largest contributors to its absolute return, while its investments in commodities detracted from its absolute return.

HOW WAS THE FUND POSITIONED?

The Fund targeted a long-term strategic asset allocation, consisting of the following weights: 20% in TIPS; 40% in other inflation protected fixed income securities; 10% in real estate securities; 10% in commodities; 10% in natural resource equities; 5% in infrastructure equities and 5% in cash and cash equivalents, such as money market funds. Toward the middle of the reporting period, the Fund added an allocation to the JPMorgan Floating Rate Income Fund, as well as direct equity investments in securities of agriculture and agricultural-related companies. The Fund employed a momentum-based rebalancing strategy, making tactical investments based on the market conditions facing each asset class in the Fund’s targeted long-term strategic allocation.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	29.2%
2.	JPMorgan Floating Rate Income Fund, Select Class Shares	21.3
3.	JPMorgan Real Return Fund, Institutional Class Shares	12.3
4.	JPMorgan Realty Income Fund, Class R5 Shares	11.7
5.	JPMorgan Commodities Strategy Fund, Class R6 Shares	8.2
6.	iShares Global Infrastructure ETF	7.1
7.	iShares Global Energy ETF	3.8
8.	iShares MSCI Global Metals & Mining Producers ETF	1.9
9.	Market Vectors Gold Miners ETF	0.7
10.	Monsanto Co.	0.4

PORTFOLIO COMPOSITION BY ASSET CLASS***
Fixed Income	62.8%
Alternative Assets	19.9
Exchange Traded Funds	13.5
International Equity	1.9
U.S. Equity	1.5
Short-Term Investment	0.4

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2013. The Fund’s portfolio composition is subject to change.

2	J.P. MORGAN FUNDS	AUGUST 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	3/31/11
Without Sales Charge		(3.81)%	(0.81)%
With Sales Charge*		(8.14)	(2.69)
CLASS C SHARES	3/31/11
Without CDSC		(4.29)	(1.30)
With CDSC**		(5.29)	(1.30)
CLASS R2 SHARES	3/31/11	(4.03)	(1.05)
CLASS R5 SHARES	3/31/11	(3.44)	(0.43)
SELECT CLASS SHARES	3/31/11	(3.58)	(0.56)

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/31/11 — 8/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 31, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Real Return Fund, the Barclays 1-10 Year U.S. TIPS Index, the Consumer Price Index (CPI) for All Urban Consumers-Seasonally Adjusted and the Lipper Flexible Portfolio Funds Index from March 31, 2011 to August 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays 1-10 Year U.S. TIPS Index and the Consumer Price Index (CPI) for All Urban Consumers-Seasonally Adjusted does not reflect the deduction of expenses or a sales charge associated with a mutual fund. The performance of the Barclays 1-10 Year U.S. TIPS Index has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays 1-10 Year U.S. TIPS Index represents the performance of intermediate

(1-10 year) U.S. Treasury Inflation Protection Securities. The Consumer Price Index (CPI) for All Urban Consumers-Seasonally Adjusted of the Bureau of Labor Statistics (BLS) is a measure of the change in prices of goods and services purchased by urban consumers. Seasonal adjustment removes the effects of recurring seasonal influences from many economic series, including consumer prices. The adjustment process quantifies seasonal patterns and then factors them out of the series to permit analysis of non-seasonal price movements. Changing climatic conditions, production cycles, model changeovers, holidays, and sales can cause seasonal variation in prices. The Lipper Flexible Portfolio Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2013	J.P. MORGAN FUNDS	3

JPMorgan Diversified Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 3.3%
	Consumer Staples — 1.1%
	Food Products — 1.1%
192	AarhusKarlshamn AB, (Sweden)	10,555
5,132	Archer-Daniels-Midland Co.	180,698
2,774	Associated British Foods plc, (United Kingdom)	79,361
15	Barry Callebaut AG, (Switzerland) (a)	14,114
5,197	BRF S.A., (Brazil), ADR	120,622
1,146	Bunge Ltd.	86,844
109	Cal-Maine Foods, Inc.	4,974
404	Cermaq ASA, (Norway)	6,667
18,000	China Agri-Industries Holdings Ltd., (Hong Kong)	8,425
11,000	China Yurun Food Group Ltd., (China) (a)	6,933
68	CJ CheilJedang Corp., (South Korea)	15,541
921	Darling International, Inc. (a)	18,632
286	Dole Food Co., Inc. (a)	3,924
3,000	First Resources Ltd., (Singapore)	4,296
294	Fresh Del Monte Produce, Inc.	8,485
1,032	Glanbia plc, (Ireland)	13,776
24,000	GMG Global Ltd., (Singapore)	1,934
53,000	Golden Agri-Resources Ltd., (Singapore)	23,207
1,778	GrainCorp Ltd., (Australia), Class A	19,621
200	Hokuto Corp., (Japan)	3,496
4,000	Indofood Agri Resources Ltd., (Singapore)	2,426
604	Ingredion, Inc.	38,016
17	KWS Saat AG, (Germany)	5,464
589	Maple Leaf Foods, Inc., (Canada)	7,689
22,473	Marine Harvest ASA, (Norway)	20,858
4,000	Maruha Nichiro Holdings, Inc., (Japan)	7,452
2,000	Nichirei Corp., (Japan)	9,590
2,000	Nippon Flour Mills Co., Ltd., (Japan)	9,726
2,000	Nippon Meat Packers, Inc., (Japan)	27,967
2,200	Nippon Suisan Kaisha Ltd., (Japan)	4,479
547	Nutreco N.V., (Netherlands)	25,742
464	Pilgrim’s Pride Corp. (a)	7,113
300	Sakata Seed Corp., (Japan)	3,958
156	Sanderson Farms, Inc.	10,215
2	Seaboard Corp.	5,360
974	Smithfield Foods, Inc. (a)	32,658
540	Suedzucker AG, (Germany)	17,435
3,629	Tate & Lyle plc, (United Kingdom)	45,267
1,000	Toyo Suisan Kaisha Ltd., (Japan)	30,001
2,211	Tyson Foods, Inc., Class A	64,008
19,000	Wilmar International Ltd., (Singapore)	46,824

	Total Consumer Staples	1,054,353

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 0.7%
	Machinery — 0.7%
758	AGCO Corp.	42,872
53	Bucher Industries AG, (Switzerland)	13,008
238	CNH Global N.V., (Netherlands)	10,919
3,022	Deere & Co.	252,760
4,000	First Tractor Co., Ltd., (China), Class H	2,451
2,000	Iseki & Co., Ltd., (Japan)	6,395
7,700	Komatsu Ltd., (Japan)	167,236
9,000	Kubota Corp., (Japan)	121,669
101	Lindsay Corp.	7,678
417	Titan International, Inc.	6,772

	Total Industrials	631,760

	Materials — 1.5%
	Chemicals — 1.5%
1,164	Agrium, Inc., (Canada)	99,569
190	American Vanguard Corp.	4,765
462	CF Industries Holdings, Inc.	87,937
14,000	China BlueChemical Ltd., (China), Class H	7,331
419	Intrepid Potash, Inc.	5,212
3,353	Israel Chemicals Ltd., (Israel)	23,206
21	Israel Corp., Ltd. (The), (Israel) (a)	8,872
1,342	K+S AG, (Germany)	32,667
4,157	Monsanto Co.	406,929
2,155	Mosaic Co. (The)	89,756
1,393	Nufarm Ltd., (Australia)	5,821
605	Phosagro OAO, (Russia), Reg. S, GDR	5,578
6,737	Potash Corp. of Saskatchewan, Inc., (Canada)	199,238
303	Scotts Miracle-Gro Co. (The), Class A	15,971
14,000	Sinofert Holdings Ltd., (Hong Kong)	2,177
703	Sociedad Quimica y Minera de Chile S.A., (Chile), ADR	18,215
726	Syngenta AG, (Switzerland)	284,299
1,917	Uralkali OJSC, (Russia), Reg. S, GDR	45,128
1,417	Yara International ASA, (Norway)	56,011

	Total Materials	1,398,682

	Total Common Stocks (Cost $3,215,321)	3,084,795

Exchange Traded Funds — 13.4%
90,172	iShares Global Energy ETF	3,613,192
187,964	iShares Global Infrastructure ETF	6,653,925
100,845	iShares MSCI Global Metals & Mining Producers ETF	1,797,058
24,381	Market Vectors Gold Miners ETF	685,837

	Total Exchange Traded Funds (Cost $13,323,304)	12,750,012

SEE NOTES TO FINANCIAL STATEMENTS.

4	J.P. MORGAN FUNDS	AUGUST 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 81.8%
	Alternative Assets — 19.7%
560,142	JPMorgan Commodities Strategy Fund, Class R6 Shares (a) (b)	7,707,558
974,470	JPMorgan Realty Income Fund, Class R5 Shares (b)	11,030,995

	Total Alternative Assets	18,738,553

	Fixed Income — 62.1%
2,003,564	JPMorgan Floating Rate Income Fund, Select Class Shares (b)	20,095,750
2,642,001	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (b)	27,450,391
1,177,380	JPMorgan Real Return Fund, Institutional Class Shares (b)	11,608,970

	Total Fixed Income	59,155,111

	Total Investment Companies (Cost $79,131,646)	77,893,664

Short-Term Investment — 0.4%
	Investment Company — 0.4%
396,897	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $396,897)	396,897

	Total Investments — 98.9% (Cost $96,067,168)	94,125,368
	Other Assets in Excess of Liabilities — 1.1%	1,065,765

	NET ASSETS — 100.0%	$95,191,133

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
ETF	— Exchange Traded Fund
GDR	— Global Depositary Receipt
MSCI	— Morgan Stanley Capital International
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of August 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements is $1,206,829 and 1.3% respectively.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC‘s as well as each respective underlying fund’s website.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2013	J.P. MORGAN FUNDS	5

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2013

Diversified Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$15,834,807
Investments in affiliates, at value	78,290,561

Total investment securities, at value	94,125,368
Cash	7,750
Foreign currency, at value	9,479
Receivables:
Fund shares sold	1,117,635
Dividends from non-affiliates	2,341
Dividends from affiliates	125,062
Tax reclaims	2,304
Due from Advisor	15,703

Total Assets	95,405,642

LIABILITIES:
Payables:
Investment securities purchased	125,048
Fund shares redeemed	989
Accrued liabilities:
Shareholder servicing fees	2,017
Distribution fees	2,631
Custodian and accounting fees	10,772
Trustees’ and Chief Compliance Officer’s fees	76
Audit fees	55,645
Other	17,331

Total Liabilities	214,509

Net Assets	$95,191,133

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	AUGUST 31, 2013

Diversified Real Return Fund
NET ASSETS:
Paid-in-capital	$99,450,137
Accumulated undistributed net investment income	194,961
Accumulated net realized gains (losses)	(2,512,070)
Net unrealized appreciation (depreciation)	(1,941,895)

Total Net Assets	$95,191,133

Net Assets:
Class A	$3,345,116
Class C	2,073,901
Class R2	1,309,391
Class R5	70,551,417
Select Class	17,911,308

Total	$95,191,133

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	234,679
Class C	146,022
Class R2	91,942
Class R5	4,931,462
Select Class	1,253,302

Net Asset Value (a):
Class A — Redemption price per share	$14.25
Class C — Offering price per share (b)	14.20
Class R2 — Offering and redemption price per share	14.24
Class R5 — Offering and redemption price per share	14.31
Select Class — Offering and redemption price per share	14.29
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.92

Cost of investments in non-affiliates	$16,538,625
Cost of investments in affiliates	79,528,543
Cost of foreign currency	9,569

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2013	J.P. MORGAN FUNDS	7

STATEMENT OF OPERATION

FOR THE YEAR ENDED AUGUST 31, 2013

Diversified Real Return Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$349,504
Dividend income from affiliates	1,276,723
Foreign taxes withheld	(3,386)

Total investment income	1,622,841

EXPENSES:
Investment advisory fees	81,984
Administration fees	81,984
Distribution fees:
Class A	6,099
Class C	16,638
Class R2	6,704
Shareholder servicing fees:
Class A	6,099
Class C	5,546
Class R2	3,352
Class R5	30,992
Select Class	35,008
Custodian and accounting fees	42,286
Interest expense to affiliates	19
Professional fees	68,732
Trustees’ and Chief Compliance Officer’s fees	842
Printing and mailing costs	21,035
Registration and filing fees	61,083
Transfer agent fees	31,874
Other	11,802

Total expenses	512,079

Less amounts waived	(223,128)
Less expense reimbursements	(26,902)

Net expenses	262,049

Net investment income (loss)	1,360,792

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(190,011)
Investments in affiliates	(1,999,068)
Foreign currency transactions	(6,570)

Net realized gains (losses)	(2,195,649)

Distributions of capital gains received from investment company affiliates	425,869

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(791,145)
Investments in affiliates	(2,365,259)
Foreign currency translations	(95)

Change in net unrealized appreciation/depreciation	(3,156,499)

Net realized/unrealized gains (losses)	(4,926,279)

Change in net assets resulting from operations	$(3,565,487)

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	AUGUST 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Diversified Real Return Fund
	Year Ended 8/31/2013	Year Ended 8/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,360,792	$600,452
Net realized gain (loss)	(2,195,649)	(607,768)
Distributions of capital gains received from investment company affiliates	425,869	91,802
Change in net unrealized appreciation/depreciation	(3,156,499)	1,206,833

Change in net assets resulting from operations	(3,565,487)	1,291,319

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(44,417)	(18,325)
From net realized gains	(1,134)	(16)
Class C
From net investment income	(27,584)	(13,896)
From net realized gains	(1,080)	(18)
Class R2
From net investment income	(18,987)	(12,618)
From net realized gains	(657)	(14)
Class R5
From net investment income	(1,182,252)	(89,685)
From net realized gains	(26,784)	(14)
Select Class
From net investment income	(239,655)	(313,371)
From net realized gains	(4,754)	(227)

Total distributions to shareholders	(1,547,304)	(448,184)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	39,559,709	58,163,668

NET ASSETS:
Change in net assets	34,446,918	59,006,803
Beginning of period	60,744,215	1,737,412

End of period	$95,191,133	$60,744,215

Accumulated undistributed net investment income	$194,961	$216,744

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2013	J.P. MORGAN FUNDS	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Diversified Real Return Fund
	Year Ended 8/31/2013	Year Ended 8/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,233,166	$2,349,010
Distributions reinvested	43,731	18,278
Cost of shares redeemed	(696,714)	(717,072)

Change in net assets resulting from Class A capital transactions	$1,580,183	$1,650,216

Class C
Proceeds from shares issued	$384,993	$1,757,328
Distributions reinvested	27,902	13,914
Cost of shares redeemed	(301,849)	(83,838)

Change in net assets resulting from Class C capital transactions	$111,046	$1,687,404

Class R2
Proceeds from shares issued	$36,453	$1,199,575
Distributions reinvested	19,391	12,632
Cost of shares redeemed	(542)	—

Change in net assets resulting from Class R2 capital transactions	$55,302	$1,212,207

Class R5
Proceeds from shares issued	$43,122,266	$43,206,062
Distributions reinvested	1,207,212	89,575
Cost of shares redeemed	(12,413,669)	(1,097,925)

Change in net assets resulting from Class R5 capital transactions	$31,915,809	$42,197,712

Select Class
Proceeds from shares issued	$11,590,948	$41,758,841
Distributions reinvested	243,956	313,531
Cost of shares redeemed	(5,937,535)	(30,656,243)

Change in net assets resulting from Select Class capital transactions	$5,897,369	$11,416,129

Total change in net assets resulting from capital transactions	$39,559,709	$58,163,668

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	AUGUST 31, 2013

	Diversified Real Return Fund
	Year Ended 8/31/2013	Year Ended 8/31/2012
SHARE TRANSACTIONS:
Class A
Issued	152,787	160,276
Reinvested	2,987	1,242
Redeemed	(47,443)	(47,711)

Change in Class A Shares	108,331	113,807

Class C
Issued	25,678	121,433
Reinvested	1,906	948
Redeemed	(20,679)	(5,662)

Change in Class C Shares	6,905	116,719

Class R2
Issued	2,427	84,034
Reinvested	1,320	859
Redeemed	(37)	—

Change in Class R2 Shares	3,710	84,893

Class R5
Issued	2,868,288	2,876,539
Reinvested	82,017	6,043
Redeemed	(832,730)	(72,676)

Change in Class R5 Shares	2,117,575	2,809,906

Select Class
Issued	775,825	2,825,036
Reinvested	16,616	21,253
Redeemed	(393,455)	(2,064,408)

Change in Select Class Shares	398,986	781,881

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2013	J.P. MORGAN FUNDS	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
Diversified Real Return Fund
Class A
Year Ended August 31, 2013	$15.07	$0.21	(h)	$(0.78)	$(0.57)	$(0.24)	$(0.01)		$(0.25)
Year Ended August 31, 2012	15.14	0.21	(h)	(0.11)	0.10	(0.17)	—	(i)	(0.17)
March 31, 2011 (j) through August 31, 2011	15.00	0.10	(h)	0.08	0.18	(0.04)	—		(0.04)

Class C
Year Ended August 31, 2013	15.03	0.12	(h)	(0.76)	(0.64)	(0.18)	(0.01)		(0.19)
Year Ended August 31, 2012	15.13	0.14	(h)	(0.12)	0.02	(0.12)	—	(i)	(0.12)
March 31, 2011 (j) through August 31, 2011	15.00	0.08	(h)	0.08	0.16	(0.03)	—		(0.03)

Class R2
Year Ended August 31, 2013	15.06	0.16	(h)	(0.76)	(0.60)	(0.21)	(0.01)		(0.22)
Year Ended August 31, 2012	15.14	0.18	(h)	(0.12)	0.06	(0.14)	—	(i)	(0.14)
March 31, 2011 (j) through August 31, 2011	15.00	0.09	(h)	0.08	0.17	(0.03)	—		(0.03)

Class R5
Year Ended August 31, 2013	15.11	0.26	(h)	(0.78)	(0.52)	(0.27)	(0.01)		(0.28)
Year Ended August 31, 2012	15.16	0.19	(h)	(0.03)	0.16	(0.21)	—	(i)	(0.21)
March 31, 2011 (j) through August 31, 2011	15.00	0.12	(h)	0.09	0.21	(0.05)	—		(0.05)

Select Class
Year Ended August 31, 2013	15.10	0.24	(h)	(0.78)	(0.54)	(0.26)	(0.01)		(0.27)
Year Ended August 31, 2012	15.16	0.28	(h)	(0.14)	0.14	(0.20)	—	(i)	(0.20)
March 31, 2011 (j) through August 31, 2011	15.00	0.12	(h)	0.08	0.20	(0.04)	—		(0.04)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of operations.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended August 31, 2011.
(l)	Due to the size of net assets and fixed expenses, ratios may appear to be disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	AUGUST 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$14.25	(3.81)%	$3,345,116	0.61%		1.39%		0.99%		39%
15.07	0.70	1,904,463	0.61		1.43		1.29		42
15.14	1.21	189,874	0.61	(k)	1.64	(k)	31.73	(k)(l)	13

14.20	(4.29)	2,073,901	1.11		0.82		1.49		39
15.03	0.16	2,091,357	1.11		0.96		1.88		42
15.13	1.06	338,775	1.11	(k)	1.28	(k)	30.38	(k)(l)	13

14.24	(4.03)	1,309,391	0.86		1.06		1.24		39
15.06	0.45	1,329,140	0.86		1.23		1.47		42
15.14	1.12	50,563	0.86	(k)	1.37	(k)	33.56	(k)(l)	13

14.31	(3.44)	70,551,417	0.26		1.73		0.54		39
15.11	1.08	42,521,881	0.26		1.26		0.64		42
15.16	1.39	60,354	0.26	(k)	1.93	(k)	32.71	(k)(l)	13

14.29	(3.58)	17,911,308	0.36		1.59		0.74		39
15.10	0.95	12,897,374	0.36		1.86		1.00		42
15.16	1.37	1,097,846	0.36	(k)	1.82	(k)	32.78	(k)(l)	13

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2013	J.P. MORGAN FUNDS	13

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2013

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Diversified Real Return Fund	Class A, Class C, Class R2, Class R5 and Select Class	Diversified

The investment objective of the Fund is to seek to maximize long-term real return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at each investment company’s net asset value per share (“NAV”) as of the report date. Equity securities, including investments in Exchange Traded Funds (“ETFs”), listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Advisor” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value

14	J.P. MORGAN FUNDS	AUGUST 31, 2013

pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in their portfolios, by utilizing the quotations of an independent pricing service, unless the Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Staples	$623,795	$430,558	$—	$1,054,353
Industrials	321,001	310,759	—	631,760
Materials	933,170	465,512	—	1,398,682

Total Common Stocks	1,877,966	1,206,829	—	3,084,795

Exchange Traded Funds	12,750,012	—	—	12,750,012
Investment Companies	77,893,664	—	—	77,893,664
Short-Term Investment
Investment Company	396,897	—	—	396,897

Total Investments in Securities	$92,918,539	$1,206,829	$—	$94,125,368

There were no transfers between any levels during the year ended August 31, 2013.

B. Investment Transactions with Affiliates — The Fund invests in certain Underlying Funds which are advised by the Advisor or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the following to be affiliated issuers. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized gains, if any, by the affiliated Underlying Funds:

	For the year ended August 31, 2013
Affiliate	Value at August 31, 2012	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at August 31, 2013	Value at August 31, 2013
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$5,953,222	$1,570,000	$6,367,062	$(1,491,549)	$—	—	$—
JPMorgan Commodities Strategy Fund, Class R6 Shares	—	8,110,000	—	—	—	560,142	7,707,558
JPMorgan Floating Rate Income Fund, Select Class Shares	—	20,107,050	—	4,410	507,640	2,003,564	20,095,750
JPMorgan Global Natural Resources Fund, Class R6 Shares	4,833,639	795,765	5,728,376	(349,521)	95,765	—	—
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	26,516,967	11,317,374	9,330,751	120,503	343,269	2,642,001	27,450,391

AUGUST 31, 2013	J.P. MORGAN FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2013 (continued)

	For the year ended August 31, 2013
Affiliate	Value at August 31, 2012	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at August 31, 2013	Value at August 31, 2013
JPMorgan Prime Money Market Fund, Institutional Class Shares	$994,049	$30,179,028	$30,776,179	$—	$581	396,897	$396,897
JPMorgan Real Return Fund, Institutional Class Shares	12,928,025	5,725,086	5,710,000	157,159	122,157	1,177,380	11,608,970
JPMorgan Realty Income Fund, Class R5 Shares	6,714,315	5,862,734	1,040,000	(14,201)	207,311	974,470	11,030,995

Total	$57,940,217			$(1,573,199)	$1,276,723		$78,290,561

C. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the year ended August 31, 2013:

Forward Foreign Currency Exchange Contracts
Average Settlement Value Sold	$420,380	(a)
Ending Settlement Value Sold	—

(a)	Average for the period May 1, 2013 through July 31, 2013.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and/or realized gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Fund invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

16	J.P. MORGAN FUNDS	AUGUST 31, 2013

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of August 31, 2013, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
$—	$130,320	$(130,320)

The reclassifications for the Fund relate primarily to foreign currency gains or losses and distributions from investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.10% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the Fund’s average daily net assets on the first $500 million in Fund assets; 0.075% of the Fund’s average daily net assets between $500 million and $1 billion and 0.05% of the Fund’s average daily net assets in excess of $1 billion. For the year ended August 31, 2013, the effective rate was 0.10% of the Fund’s average daily net assets, notwithstanding any fee waivers and reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75% and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended August 31, 2013, the Distributor retained the following amounts:

Front-End Sales Charge	CDSC
$2,523	$—

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

AUGUST 31, 2013	J.P. MORGAN FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2013 (continued)

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.61%	1.11%	0.86%	0.26%	0.36%

The expense limitation agreement was in effect for the year ended August 31, 2013. The contractual expense limitation percentages in the table above are in place until at least December 31, 2013.

For the year ended August 31, 2013, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$80,065	$81,984	$60,995	$223,044	$26,902

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amounts of waivers resulting from investments in these money market funds for the year ended August 31, 2013 was $84.

The Underlying Funds may impose separate shareholder servicing fees. To avoid charging a shareholder service fee at an effective rate above 0.25% for Class A, Class C, Class R2 and Select Class Shares and up to 0.05% of Class R5 Shares, the shareholder servicing agent may waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro-rata amount of shareholder service fees charged by the Underlying Funds up to 0.25% for Class A, Class C, Class R2 and Select Class Shares and up to 0.05% with respect to Class R5 Shares.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Fund may use related party broker-dealers. For the year ended August 31, 2013, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Fund to invest in certain financial instruments in addition to Underlying Funds and securities.

18	J.P. MORGAN FUNDS	AUGUST 31, 2013

4. Investment Transactions

During the year ended August 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$70,714,192	$31,642,664

During the year ended August 31, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at August 31, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$96,742,717	$151,200	$2,768,549	$(2,617,349)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended August 31, 2013 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
$1,512,913	$34,391	$1,547,304

The tax character of distributions paid during the year ended August 31, 2012 was as follows:

Ordinary Income	Total Distributions Paid
$448,184	$448,184

As of August 31, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation
$195,230	$(29,905)	$(2,617,444)

The cumulative timing differences primarily consist of post-October loss deferral and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after August 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of August 31, 2013, the Fund did not have any pre-enactment net capital loss carryforwards.

As of August 31, 2013, the Fund had post-enactment net capital loss carryforwards:

Capital Loss Carryforward Character
Short-Term	Long-Term
$29,905	$—

Net capital losses and net specified gains (losses) incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended August 31, 2013 the Fund deferred to September 1, 2013 post-October capital losses of:

Short-Term	Long-Term
$1,769,144	$37,471

AUGUST 31, 2013	J.P. MORGAN FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2013 (continued)

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2013, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund has shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own a significant portion of the Fund’s outstanding shares.

Because of the Fund’s investments in Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

The Fund may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below their net asset value (also known as a discount).

Specific risks and concentrations present in the affiliated Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

20	J.P. MORGAN FUNDS	AUGUST 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and Shareholders of JPMorgan Diversified Real Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Diversified Real Return Fund (a separate fund of JPMorgan Trust I) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the transfer agent and custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

October 28, 2013

AUGUST 31, 2013	J.P. MORGAN FUNDS	21

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	173	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	173	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	173	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	173	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	173	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	173	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	173	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	173	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	173	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

22	J.P. MORGAN FUNDS	AUGUST 31, 2013

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	173	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	173	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	173	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	173	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (173 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Fund’s investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with sub-advisors to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

AUGUST 31, 2013	J.P. MORGAN FUNDS	23

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

24	J.P. MORGAN FUNDS	AUGUST 31, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in each Class (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2013 and continued to hold your shares at the end of the reporting period, August 31, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Diversified Real Return Fund
Class A
Actual	$1,000.00	$962.60	$3.02	0.61%
Hypothetical	1,000.00	1,022.13	3.11	0.61
Class C
Actual	1,000.00	959.80	5.48	1.11
Hypothetical	1,000.00	1,019.61	5.65	1.11
Class R2
Actual	1,000.00	961.10	4.20	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class R5
Actual	1,000.00	964.80	1.29	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Select Class
Actual	1,000.00	963.60	1.78	0.36
Hypothetical	1,000.00	1,023.39	1.84	0.36

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

AUGUST 31, 2013	J.P. MORGAN FUNDS	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Fund and the other J.P. Morgan Funds in which the Fund invests (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 22, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s and the Underlying Funds’ performance compared to the performance of the Fund’s and the Underlying Funds’ peers and benchmarks and analyses by the Advisor of the Fund’s and the Underlying Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s and the Underlying Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Fund, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the

Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund and the Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund and the Underlying

26	J.P. MORGAN FUNDS	AUGUST 31, 2013

Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund and the Underlying Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Fund and the Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the J.P. Morgan Funds including the benefits received by the Advisor and its affiliates in connection with the Fund’s investments in the Underlying Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Fund and/or Underlying Funds for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Fund and/or Underlying Funds.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of the Fund’s assets and that the Fund benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review

AUGUST 31, 2013	J.P. MORGAN FUNDS	27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the fifth quintile for both Class A and Select Class shares for the one-year period ended December 31, 2012. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contracts of the Underlying Funds in which the Fund invests.

28	J.P. MORGAN FUNDS	AUGUST 31, 2013

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended August 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The Fund hereby designates the following amount or the maximum allowable amount of $1,512,913 of ordinary income distributions treated as qualified dividends.

Long Term Capital Gain Designation — 20%

The Fund hereby designates $34,391 or the maximum allowable amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended August 31, 2013.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended August 31, 2013, the Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign gross income and foreign tax expenses are $139,563 and $6,753, respectively, or amounts as finally determined.

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record dates. These shareholders should refer to their 2012 Form 1099-DIV for the Foreign tax paid.

AUGUST 31, 2013	J.P. MORGAN FUNDS	29

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2013. All rights reserved. August 2013.

AN-DRR-813

Annual Report

J.P. Morgan Income Funds

August 31, 2013

JPMorgan Global Bond Opportunities Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P.
Morgan Funds Service Center at 1-800-766-7722 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

SEPTEMBER 30, 2013 (Unaudited)

Dear Shareholder:

While market volatility was elevated at times, developed market equities, in aggregate, posted strong returns for the twelve months ended August 31, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

 “Despite signaling a potential policy shift, the U.S. Federal Reserve continued to pursue its highly accommodative policies…”

Positive investor sentiment was interrupted, however, in June 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and rallied sharply in July. The market again declined in August, however, given uncertainties surrounding Fed policy and potential military action in Syria. Despite these periodic setbacks, U.S. stocks rose sharply during the 12 months ended August 31, 2013. Overseas, developed international stocks also performed well, while emerging market equities generated weak results given concerns regarding China’s economy and rising U.S. interest rates.

U.S. Treasury Yields Rise Sharply

Talk of Fed
tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continue to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended August 31, 2013 at

2.78%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.39% and 3.70%, respectively. Amid the rising interest rate environment, the overall U.S.
fixed income market generated a negative return for the reporting period. High yield bonds (also known as junk bonds), in contrast, posted a solid gain, whereas emerging market debt securities declined.

Diversification and a Long-term Focus Remain Paramount

While the global economy is far from robust, it is still on a growth path. While the Fed chose to delay the tapering of its asset purchase program at its mid-September meeting (after the reporting period ended), the expansion in the U.S. appears to be sustainable. In addition, recent data shows that Europe has emerged from its lengthy recession. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock
market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. Also, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

As recent market volatility has demonstrated, it is
critically important to have a diversified investment portfolio that is allocated among a number of asset classes. Maintaining a long-term focus for your investment portfolio is also key, as market volatility can be elevated at times given the uncertain economic and geopolitical environment.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset
Management

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

1

JPMorgan Global Bond Opportunities Fund

FUND COMMENTARY

FOR THE PERIOD FROM SEPTEMBER 4, 2012 (FUND
INCEPTION DATE) THROUGH AUGUST 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

6.53%

Barclays Multiverse Index

-4.18%

Net Assets as of 8/31/2013 (In Thousands)

$27,040

Duration as of 8/31/2013

2.2 years

INVESTMENT OBJECTIVE**

The JPMorgan Global Bond Opportunities Fund (the “Fund”) seeks to provide total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The global bond market, as measured by the Barclays Multiverse Index, experienced periods of heightened volatility during the period from the Fund’s inception on September 4, 2012 through
August 31, 2013 (the “reporting period”). Most spread sectors (non-Treasury taxable fixed income securities) generated solid results during the first eight months of the reporting period. This was driven by a number of factors, including highly accommodative monetary policy and generally strong demand from investors looking to generate incremental yield in the low interest rate environment. However, beginning in May 2013, Federal Reserve Board (“Fed”) Chairman
Bernanke hinted that the central bank may begin to taper its asset purchase program sooner than previously anticipated. This caused interest rates to move sharply higher and pressured the global bond market. All told, the Barclays Multiverse Index declined 4.18% for the reporting period.

Despite the weak backdrop, the Fund generated a solid absolute return for the reporting period. A main driver of the Fund’s absolute return was its allocation to high yield corporate bonds (also known as “junk bonds”). The Fund’s exposure to investment grade corporate bonds was also beneficial, especially during the first eight months of the reporting period. Other contributors to the Fund’s absolute performance were its allocations to emerging market debt, developed market government bonds and securitized products, including commercial mortgage-backed securities
(“CMBS”) and asset-backed securities (“ABS”), as well as agency and non-agency mortgage-backed securities. Also additive to the Fund’s absolute performance was its use of short Treasury futures during periods in which interest rates were moving higher.

Modestly detracting from the Fund’s absolute performance during the reporting period was its emerging market currency exposure. This largely occurred in May 2013, as these currencies were negatively impacted by indications that the Fed may begin to taper its asset purchase program.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund invested opportunistically across different markets and sectors. The Fund applied a flexible investment approach and was not managed to a benchmark. This allowed the Fund to shift its allocations based on changing market conditions. The Fund had exposure to a broad range of asset classes during the reporting period, including high yield and investment grade corporate bonds, agency and non-agency mortgage-backed securities, ABS, CMBS, emerging market debt, convertible bonds and foreign government securities.

The Fund’s duration was tactically adjusted during the reporting period. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates.
Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration. The Fund’s duration was approximately 4 years when the reporting period began. The portfolio managers reduced the Fund’s duration as the reporting period progressed to reduce the portfolio’s sensitivity to rising interest rates. The Fund’s duration was approximately 2.2 years at the end of the reporting period. Elsewhere, in June and July 2013, the portfolio managers hedged substantially all of the Fund’s currency exposure in emerging market bonds back to the U.S. dollar, before tactically removing these currency hedges in August.

2

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

PORTFOLIO COMPOSITION***

Corporate Bonds

65.0
%

Collateralized Mortgage Obligations

8.7

Foreign Government Securities

8.2

Asset-Backed Securities

7.9

Commercial Mortgage-Backed Securities

5.0

Convertible Bonds

3.1

Others (each less than 1.0%)

0.7

Short-Term Investment

1.4

SUMMARY OF INVESTMENTS BY COUNTRY***

United States

54.7
%

United Kingdom

6.2

Luxembourg

5.2

France

5.1

Ireland

4.4

Mexico

3.5

Germany

3.1

Russia

2.5

Italy

1.7

Spain

1.5

Chile

1.4

South Africa

1.3

Switzerland

1.1

Others (each less than 1.0%)

6.9

Short-Term Investment

1.4

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of August 31, 2013. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

3

JPMorgan Global Bond Opportunities Fund

FUND COMMENTARY

FOR THE PERIOD FROM SEPTEMBER 4, 2012 (FUND INCEPTION DATE) THROUGH
AUGUST 31, 2013 (Unaudited) (continued)

TOTAL RETURNS AS OF AUGUST 31, 2013

INCEPTION DATE OF CLASS

SINCE INCEPTION*

CLASS A SHARES

9/4/12

Without Sales Charge

6.22
%

With Sales Charge**

2.23

CLASS C SHARES

9/4/12

Without CDSC

5.77

With CDSC***

4.77

CLASS R6 SHARES

9/4/12

6.68

SELECT CLASS SHARES

9/4/12

6.53

*

Not annualized.

**

Sales Charge for Class A Shares is 3.75%.

***

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/4/12 TO 8/31/13)

The Fund commenced operations on September 4, 2012.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Bond Opportunities Fund, the Barclays
Multiverse Index and the Lipper Global Income Funds Index from September 4, 2012 to August 31, 2013. The performance of the Lipper Global Income Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Multiverse Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund, if applicable. The performance of the Lipper Global Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays Multiverse Index provides a broad-based measure of the international fixed-income bond market. The Barclays Multiverse Index represents the union of the Global Aggregate Index and the Global High Yield

Index. The Lipper Global Income Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2013

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Asset-Backed Securities — 7.7%

Italy — 1.2%

EUR 115

Atlante Finance Srl, Series 1, Class A, Reg. S., VAR, 0.415%, 07/29/47 (m)

147

EUR 131

Italfinance Securitisation Vehicle Srl, Series 2005-1, Class A, Reg. S., VAR, 0.358%, 03/14/23 (m)

172

319

United States — 6.5%

193

ABFC Trust, Series 2004-OPT2, Class M2, VAR, 1.684%, 07/25/33

173

147

ACE Securities Corp. Home Equity Loan Trust, Series 2004-OP1, Class M2, VAR, 1.759%, 04/25/34

131

Argent Securities, Inc.,

169

Series 2004-W3, Class A3, VAR, 1.004%, 02/25/34

151

168

Series 2003-W7, Class M2, VAR, 2.809%, 03/25/34

151

153

Countrywide Asset-Backed Certificates, Series 2004-BC1, Class M3, VAR, 2.284%, 10/25/33

142

142

Fremont Home Loan Trust, Series 2004-2, Class M2, VAR, 1.114%, 07/25/34

132

101

Home Equity Asset Trust, Series 2004-6, Class M2, VAR, 1.084%, 12/25/34

92

114

New Century Home Equity Loan Trust, Series 2003-4, Class M2, VAR, 2.914%, 10/25/33

111

166

Option One Mortgage Acceptance Corp. Asset-Backed Certificates, Series 2003-2, Class M1, VAR, 1.159%, 04/25/33

139

165

RASC Trust, Series 2005-KS2, Class M1, VAR, 0.829%, 03/25/35

145

Structured Asset Investment Loan Trust,

300

Series 2003-BC10, Class A4, VAR, 1.184%, 10/25/33

278

133

Series 2003-BC3, Class M1, VAR, 1.609%, 04/25/33

128

1,773

Total Asset-Backed Securities (Cost $1,977)

2,092

Collateralized Mortgage Obligations — 8.6%

Agency CMO — 5.7%

United States — 5.7%

Federal Home Loan Mortgage Corp. REMIC

493

Series 3110, Class SL, IF, IO, 5.966%, 02/15/26

67

485

Series 4056, Class BI, IO, 3.000%, 05/15/27

64

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

United States — Continued

545

Series 4136, Class IN, IO, 3.000%, 11/15/27

67

506

Series 4146, Class AI, IO, 3.000%, 12/15/27

67

Federal National Mortgage Association REMIC

356

Series 2005-13, Class SQ, IF, IO, 5.916%, 03/25/35

51

470

Series 2013-2, Class CS, IF, IO, 5.966%, 02/25/43

98

438

Series 2012-38, Class AS, IF, IO, 6.266%, 04/25/42

110

419

Series 2012-93, Class ES, IF, IO, 6.566%, 02/25/41

87

501

Series 2012-128, Class KI, IO, 3.000%, 11/25/27

67

511

Series 2012-144, Class EI, IO, 3.000%, 01/25/28

68

464

Series 2012-145, Class EI, IO, 3.000%, 01/25/28

63

562

Series 2012-150, Class BI, IO, 3.000%, 01/25/28

76

338

Series 2013-10, Class YI, IO, 3.000%, 02/25/28

46

472

Series 2013-9, Class IO, IO, 3.000%, 02/25/28

64

568

Series 2013-5, Class YI, IO, 3.000%, 02/25/28

78

665

Series 2013-15, Class QI, IO, 3.000%, 03/25/28

93

576

Series 2013-26, Class IJ, IO, 3.000%, 04/25/28

73

498

Series 2012-25, Class AI, IO, 3.500%, 03/25/27

71

534

Series 2012-98, Class GI, IO, 3.500%, 07/25/27

74

563

Series 2013-9, Class YI, IO, 3.500%, 02/25/28

82

567

Series 2013-31, Class YI, IO, 3.500%, 04/25/28

81

1,547

Non-Agency CMO — 2.9%

Italy — 0.5%

EUR 120

Intesa Sec S.p.A., Series 3, Class B, Reg. S., VAR, 0.426%, 10/30/33 (m)

138

Spain — 1.0%

EUR 214

TDA 13-Mixto Fondo de Titulizacion de Activos, Series 13, Class A2, VAR, 0.535%, 09/30/32 (m)

265

United States — 1.4%

150

Banc of America Mortgage Trust, Series 2005-9, Class 1A6, 5.500%, 10/25/35

150

SEE NOTES TO
FINANCIAL STATEMENTS.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

5

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2013 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Collateralized Mortgage Obligations — Continued

United States — Continued

205

Wells Fargo Mortgage-Backed Securities Trust, Series 2007-2, Class 3A5, 5.250%, 03/25/37

211

361

764

Total Collateralized Mortgage Obligations (Cost $2,301)

2,311

Commercial Mortgage-Backed Securities — 4.9%

Ireland — 2.3%

EUR 240

Fleet Street Finance Three plc, Series 3, Class A1, Reg. S., VAR, 0.414%, 10/25/16 (m)

309

EUR 237

Talisman-7 Finance Ltd., Series 7, Class A, Reg. S., VAR, 0.420%, 04/22/17 (m)

307

616

United States — 2.6%

100

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-4, Class B, VAR, 5.118%, 07/10/45

100

Bear Stearns Commercial Mortgage Securities Trust,

105

Series 2006-PW14, Class AM, 5.243%, 12/11/38

114

100

Series 2007-PW16, Class AJ, VAR, 5.899%, 06/11/40

92

100

Commercial Mortgage Trust, Series 2004-GG1, Class H, VAR, 5.897%, 06/10/36 (e)

99

100

GS Mortgage Securities Trust, Series 2006-GG8, Class AJ, 5.622%, 11/10/39

96

125

ML-CFC Commercial Mortgage Trust, Series 2006-4, Class AJ, VAR, 5.239%, 12/12/49

119

100

Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class F, VAR, 5.414%, 10/15/44 (e)

97

717

Total Commercial Mortgage-Backed Securities (Cost $1,291)

1,333

Convertible Bonds — 3.0%

United Kingdom — 0.4%

100

Billion Express Investments Ltd., Reg. S., 0.750%, 10/18/15

103

United States — 2.6%

60

Blucora, Inc., 4.250%, 04/01/19 (e)

69

40

Chesapeake Energy Corp., 2.750%, 11/15/35

41

10

Dealertrack Technologies, Inc., 1.500%, 03/15/17

12

85

General Cable Corp., SUB, 4.500%, 11/15/29

93

80

Iconix Brand Group, Inc., 1.500%, 03/15/18 (e)

97

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

United States — Continued

60

Jarden Corp., 1.875%, 09/15/18 (e)

68

55

MGM Resorts International, 4.250%, 04/15/15

65

50

Terex Corp., 4.000%, 06/01/15

94

85

TIBCO Software, Inc., 2.250%, 05/01/32

86

40

TRW Automotive, Inc., 3.500%, 12/01/15

95

720

Total Convertible Bonds (Cost $803)

823

Corporate Bonds — 60.4%

Azerbaijan — 0.8%

200

State Oil Co. of the Azerbaijan Republic, 5.450%, 02/09/17 (m)

209

Bahamas — 0.0% (g)

5

Ultrapetrol Bahamas Ltd., 8.875%, 06/15/21 (e)

5

Bermuda — 0.8%

200

Aircastle Ltd., 7.625%, 04/15/20

221

Canada — 0.3%

5

FQM Akubra, Inc., 8.750%, 06/01/20 (e)

5

25

Garda World Security Corp., 9.750%, 03/15/17 (e)

27

25

Masonite International Corp., 8.250%, 04/15/21 (e)

27

10

New Gold, Inc., 6.250%, 11/15/22 (e)

10

69

Cayman Islands — 0.7%

200

Kaisa Group Holdings Ltd., Reg. S., 8.875%, 03/19/18 (m)

193

Chile — 1.3%

200

CFR International S.p.A, Reg. S., 5.125%, 12/06/22 (m)

183

200

Corpbanca S.A., 3.125%, 01/15/18 (m)

177

360

Costa Rica — 0.7%

200

Banco de Costa Rica, 5.250%, 08/12/18 (e) (m)

202

Croatia — 0.8%

200

Hrvatska Elektroprivreda, Reg. S., 6.000%, 11/09/17 (m)

203

Denmark — 0.6%

GBP
95

Danske Bank A/S, VAR, 5.375%, 09/29/21 (m)

149

France — 1.0%

EUR
100

AXA S.A., Reg. S., VAR, 5.125%, 07/04/43 (m)

134

EUR
100

Rexel S.A., Reg. S., 7.000%, 12/17/18 (m)

144

278

SEE NOTES TO
FINANCIAL STATEMENTS.

6

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Corporate Bonds — Continued

Germany — 3.0%

200

Deutsche Bank AG, VAR, 4.296%, 05/24/28 (m)

180

EUR
100

Grohe Holding GmbH, Reg. S., VAR, 8.750%, 12/15/17 (m)

137

EUR
100

Kabel Deutschland Vertrieb und Service GmbH, Reg. S., 6.500%, 06/29/18 (m)

140

EUR
90

Orion Engineered Carbons Bondco GmbH, Reg. S., 10.000%, 06/15/18 (m)

133

EUR
150

Unitymedia KabelBW GmbH, Reg. S., 9.500%, 03/15/21 (m)

225

815

Ireland — 2.1%

EUR
150

Ardagh Packaging Finance plc, Reg. S., 9.250%, 10/15/20 (m)

207

EUR
100

Cloverie plc for Swiss Reinsurance Co., Ltd., Reg. S., VAR, 6.625%, 09/01/42 (m)

155

EUR
150

Smurfit Kappa Acquisitions, Reg. S., 5.125%, 09/15/18 (m)

207

569

Luxembourg — 5.1%

EUR
150

Capsugel FinanceCo S.C.A., Reg. S., 9.875%, 08/01/19 (m)

219

EUR
100

Fiat Industrial Finance Europe S.A., Reg. S., 6.250%, 03/09/18 (m)

147

EUR
150

HeidelbergCement Finance Luxembourg S.A., Reg. S., 9.500%, 12/15/18 (m)

251

EUR
100

Matterhorn Mobile Holdings S.A., Reg. S., 8.250%, 02/15/20 (m)

141

40

NII International Telecom S.C.A., 7.875%, 08/15/19 (e)

38

EUR
100

Ontex IV S.A., Reg. S., 7.500%, 04/15/18 (m)

139

200

Promsvyazbank OJSC Via PSB Finance S.A., Reg. S., 8.500%, 04/25/17 (m)

214

200

Russian Agricultural Bank OJSC Via RSHB Capital S.A., 5.100%, 07/25/18 (e) (m)

200

25

Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 8.750%, 02/01/19 (e)

24

1,373

Mexico — 1.3%

150

Metalsa S.A. de C.V., 4.900%, 04/24/23 (e) (m)

137

200

Sigma Alimentos S.A. de C.V., Reg. S., 6.875%, 12/16/19 (m)

227

364

Netherlands — 0.5%

EUR
100

Schaeffler Finance B.V., Reg. S., 7.750%, 02/15/17 (m)

147

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

South Africa — 1.2%

200

Eskom Holdings SOC Ltd., 6.750%, 08/06/23 (e) (m)

195

EUR
100

Foodcorp Pty Ltd., Reg. S., 8.750%, 03/01/18 (m)

142

337

Spain — 0.5%

EUR
100

Obrascon Huarte Lain S.A., 8.750%, 03/15/18 (m)

144

Sweden — 0.6%

EUR
100

Eileme 2 AB, Reg. S., 11.750%, 01/31/20 (m)

155

United Kingdom — 4.9%

GBP
100

Boparan Finance plc, Reg. S., 9.875%, 04/30/18 (m)

170

EUR
100

EC Finance plc, Reg. S., 9.750%, 08/01/17 (m)

144

400

Ineos Finance plc, 8.375%, 02/15/19 (e)

438

Lloyds TSB Bank plc,

EUR
75

Reg. S., VAR, 11.875%, 12/16/21 (m)

122

GBP
70

VAR, 5.750%, 07/09/25 (m)

109

GBP
100

NGG Finance plc, VAR, 5.625%, 06/18/73 (m)

154

GBP
100

Priory Group No. 3 plc, Reg. S., 8.875%, 02/15/19 (m)

153

25

Royal Bank of Scotland Group plc, 6.125%, 12/15/22

24

1,314

United States — 34.2%

10

AK Steel Corp., 8.750%, 12/01/18

11

200

American International Group, Inc., 6.250%, 03/15/37 (m)

198

20

Avaya, Inc., 7.000%, 04/01/19 (e)

18

10

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.750%, 03/15/20

11

25

Basic Energy Services, Inc., 7.750%, 02/15/19

25

500

Biomet, Inc., 6.500%, 08/01/20

512

15

Boise Paper Holdings LLC/Boise Co-Issuer Co., 8.000%, 04/01/20

16

Caesars Entertainment Operating Co., Inc.,

500

8.500%, 02/15/20

477

25

11.250%, 06/01/17

26

25

Casella Waste Systems, Inc., 7.750%, 02/15/19

25

25

Catalent Pharma Solutions, Inc., 7.875%, 10/15/18

25

75

CC Holdings GS V LLC, 2.381%, 12/15/17 (m)

74

CCO Holdings LLC/CCO Holdings Capital Corp.,

300

7.375%, 06/01/20

321

15

8.125%, 04/30/20

16

SEE NOTES TO
FINANCIAL STATEMENTS.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

7

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2013 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Corporate Bonds — Continued

United States — Continued

400

Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21

439

5

Cincinnati Bell, Inc., 8.750%, 03/15/18

5

25

Claire’s Stores, Inc., 8.875%, 03/15/19

27

15

Clear Channel Worldwide Holdings, Inc., Series B, 7.625%, 03/15/20

15

5

Coeur Mining, Inc., 7.875%, 02/01/21 (e)

5

66

Continental Airlines, 2007-1 Class A Pass-Through Trust, 5.983%, 04/19/22 (m)

70

5

Crestview DS Merger Sub II, Inc., 10.000%, 09/01/21 (e)

5

70

DCP Midstream LLC, VAR, 5.850%, 05/21/43 (e) (m)

65

250

Del Monte Corp., 7.625%, 02/15/19

260

DISH DBS Corp.,

10

5.000%, 03/15/23

9

500

6.750%, 06/01/21

521

10

7.875%, 09/01/19

12

200

DJO Finance LLC/DJO Finance Corp., 8.750%, 03/15/18

216

First Data Corp.,

250

6.750%, 11/01/20 (e)

255

40

8.250%, 01/15/21 (e)

41

10

12.625%, 01/15/21

11

250

PIK, 10.000%, 01/15/22 (e)

258

300

GCI, Inc., 8.625%, 11/15/19

312

140

General Electric Capital Corp., VAR, 6.375%, 11/15/67 (m)

148

25

Goodman Networks, Inc., 12.125%, 07/01/18 (e)

26

20

Halcon Resources Corp., 9.250%, 02/15/22 (e)

20

25

Harland Clarke Holdings Corp., VAR, 6.000%, 05/15/15

25

400

HCA, Inc., 7.500%, 02/15/22

435

25

Hecla Mining Co., 6.875%, 05/01/21 (e)

23

115

ING US, Inc., VAR, 5.650%, 05/15/53 (m)

107

10

International Wire Group Holdings, Inc., 8.500%, 10/15/17 (e)

10

25

inVentiv Health, Inc., 11.000%, 08/15/18 (e)

20

JBS USA LLC/JBS USA Finance, Inc.,

22

7.250%, 06/01/21 (e)

22

10

8.250%, 02/01/20 (e)

11

50

JC Penney Corp., Inc., 6.375%, 10/15/36

34

10

K. Hovnanian Enterprises, Inc., 9.125%, 11/15/20 (e)

11

25

Level 3 Communications, Inc., 11.875%, 02/01/19

29

400

Level 3 Financing, Inc., 8.125%, 07/01/19

423

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

United States — Continued

25

Liberty Tire Recycling LLC, 11.000%, 10/01/16 (e)

26

25

LSB Industries, Inc., 7.750%, 08/01/19 (e)

26

200

MetLife, Inc., 6.400%, 12/15/36 (m)

201

25

National Mentor Holdings, Inc., 12.500%, 02/15/18 (e)

27

10

Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., 9.250%, 04/15/19

11

25

New Albertsons, Inc., 7.450%, 08/01/29

19

10

NII Capital Corp., 7.625%, 04/01/21

8

25

Parker Drilling Co., 7.500%, 08/01/20 (e)

25

105

Prudential Financial, Inc., VAR, 5.875%, 09/15/42 (m)

102

10

Qwest Capital Funding, Inc., 7.750%, 02/15/31

10

500

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 9.000%, 04/15/19

516

250

Sabre, Inc., 8.500%, 05/15/19 (e)

269

200

Sealed Air Corp., 8.375%, 09/15/21 (e)

226

15

Serta Simmons Holdings LLC, 8.125%, 10/01/20 (e)

16

25

SESI LLC, 6.375%, 05/01/19

26

20

Sitel LLC/Sitel Finance Corp., 11.000%, 08/01/17 (e)

21

75

Spectrum Brands, Inc., 9.500%, 06/15/18

83

500

Sprint Capital Corp., 8.750%, 03/15/32

513

25

Talos Production LLC/Talos Production Finance, Inc., 9.750%, 02/15/18 (e)

25

350

Tenet Healthcare Corp., 8.000%, 08/01/20

364

5

T-Mobile USA, Inc., 5.250%, 09/01/18 (e)

5

15

Tops Holding Corp./Tops Markets LLC, 8.875%, 12/15/17 (e)

17

10

Tops Holding II Corp., PIK, 9.500%, 06/15/18 (e)

10

200

UCI International, Inc., 8.625%, 02/15/19

205

United Rentals North America, Inc.,

250

8.250%, 02/01/21

276

6

9.250%, 12/15/19

7

500

Valeant Pharmaceuticals International, 7.000%, 10/01/20 (e)

525

25

Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.750%, 02/01/19

27

10

WCI Communities, Inc., 6.875%, 08/15/21 (e)

10

5

Windstream Corp., 7.750%, 10/01/21 (e)

5

10

Zayo Group LLC/Zayo Capital, Inc., 10.125%, 07/01/20

11

9,237

Total Corporate Bonds (Cost $16,397)

16,344

SEE NOTES TO
FINANCIAL STATEMENTS.

8

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Foreign Government Securities — 8.1%

Bahrain — 0.7%

200

Government of Bahrain, 6.125%, 08/01/23 (e) (m)

192

France — 2.5%

EUR
507

Government of France, 0.250%, 11/25/15 (m)

667

Mexico — 2.2%

MXN
6,000

United Mexican States, 10.000%, 12/05/24 (m)

581

Nigeria — 0.2%

NGN
13,500

Government of Nigeria, 10.000%, 07/23/30 (m)

63

Russia — 2.5%

RUB
22,450

Russian Federation, 7.600%, 07/20/22 (m)

679

Total Foreign Government Securities (Cost $2,307)

2,182

Preferred Securities — 3.5% (x)

France — 1.6%

EUR
100

BNP Paribas S.A., VAR, 7.781%, 07/02/18 (m)

144

EUR
100

BPCE S.A., VAR, 9.000%, 03/17/15 (m)

138

EUR
100

Societe Generale S.A., VAR, 6.999%, 12/19/17 (m)

140

422

Switzerland — 1.1%

EUR
220

UBS AG, VAR, 4.280%, 04/15/15 (m)

291

United Kingdom — 0.8%

GBP
133

Standard Life plc, VAR, 6.750%, 07/12/27 (m)

221

Total Preferred Securities (Cost $877)

934

Loan Assignments — 0.7%

United States — 0.7%

50

Clear Channel Communications, Inc., Term Loan B, VAR, 3.832%, 01/29/16 ^

47

25

Fairmount Minerals Ltd., Term B-2 Loan, VAR, 0.000%, 08/15/19 ^

25

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

United States — Continued

5

OCI Beaumont, Term B-1 Loan, VAR, 6.250%, 08/20/19 ^

5

8

OCI Beaumont, Term B-2 Loan, VAR, 6.250%, 08/20/19 ^

8

R.H. Donnelley, Inc., Exit Term Loan,

12

VAR, 9.750%, 12/31/16 ^

9

13

VAR, 9.750%, 12/31/16 ^

9

25

Stallion Oilfield Holdings, Inc., Term Loan B, VAR, 8.000%, 06/19/18 ^

25

25

Visant Corp., Tranche B Term Loans, VAR, 5.250%, 12/22/16 ^

24

25

WildHorse Resources LLC, Term Loan, VAR, 7.500%, 12/13/18 ^

25

Total Loan Assignments (Cost $179)

177

SHARES

Preferred Stock — 0.1%

United States — 0.1%

—
(h)

Ally Financial, Inc., 7.000%, 10/03/13 ($1,000 par value) @ (a) (e) (Cost $24)

24

Short-Term Investment — 1.4%

Investment Company — 1.4%

376

  JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost
$376)

376

Total Investments — 98.4% (Cost $26,532)

26,596

Other Assets in Excess of Liabilities — 1.6%

444

NET ASSETS — 100.0%

$
27,040

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS

DESCRIPTION

EXPIRATION DATE

NOTIONAL VALUE AT 08/31/13

NET UNREALIZED APPRECIATION (DEPRECIATION)

Long Futures Outstanding

35

90 Day Sterling

09/17/14

$
6,727

$
(4
)

21

90 Day Eurodollar

12/15/14

5,213

(2
)

Short Futures Outstanding

(2
)

Euro Bund

09/06/13

(372
)

5

(35
)

90 Day Sterling

09/18/13

(6,744
)

1

(21
)

90 Day Eurodollar

12/16/13

(5,234
)

(3
)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

9

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2013 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS

DESCRIPTION

EXPIRATION DATE

NOTIONAL VALUE AT 08/31/13

NET UNREALIZED APPRECIATION (DEPRECIATION)

Short Futures Outstanding — Continued

(35
)

10 Year U.S. Treasury Note

12/19/13

$
(4,350
)

$
9

(1
)

Long Gilt

12/27/13

(169
)

—
(h)

$
6

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY

CURRENCY

COUNTERPARTY

SETTLEMENT DATE

SETTLEMENT VALUE

VALUE AT 08/31/13

  NET
UNREALIZED APPRECIATION (DEPRECIATION)

107,085

AUD

Goldman Sachs International

10/11/13

$
97

$
95

$
(2
)

99,971

EUR

Goldman Sachs International

10/11/13

133

132

(1
)

173,664

EUR

Merrill Lynch International

10/11/13

229

229

—
(h)

76,382

EUR

State Street Corp.

10/11/13

102

101

(1
)

297,797

EUR

Union Bank of Switzerland AG

10/11/13

395

394

(1
)

104,562

GBP

Goldman Sachs International

10/11/13

161

162

1

60,000

GBP

Royal Bank of Canada

10/11/13

93

93

—
(h)

65,000

GBP

Union Bank of Switzerland AG

10/11/13

101

101

—
(h)

7,022,966

MXN

Credit Suisse International

10/11/13

532

524

(8
)

400,000

MXN

Union Bank of Switzerland AG

10/11/13

32

30

(2
)

$
1,875

$
1,861

$
(14
)

CONTRACTS TO SELL

CURRENCY

COUNTERPARTY

SETTLEMENT DATE

SETTLEMENT VALUE

VALUE AT 08/31/13

NET UNREALIZED APPRECIATION (DEPRECIATION)

107,085

AUD

Credit Suisse International

10/11/13

$
95

$
95

$
—
(h)

29,600

EUR

Citibank, N.A.

10/11/13

40

39

1

30,603

EUR

Credit Suisse International

10/11/13

41

41

—
(h)

4,983,375

EUR

Societe Generale

10/11/13

6,615

6,587

28

144,079

EUR

State Street Corp.

10/11/13

192

190

2

28,000

EUR

Westpac Banking Corp.

10/11/13

37

37

—
(h)

164,495

GBP

Citibank, N.A.

10/11/13

257

256

1

694,716

GBP

Societe Generale

10/11/13

1,066

1,076

(10
)

8,341,665

MXN

Societe Generale

10/11/13

655

622

33

23,792,249

RUB

Goldman Sachs International †

10/11/13

716

709

7

$
9,714

$
9,652

$
62

SEE NOTES TO FINANCIAL
STATEMENTS.

10

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2013

AUD

— Australian Dollar

CMO

— Collateralized Mortgage Obligation

EUR

— Euro

GBP

— British Pound

IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline
(incline) in a specified index. The interest rate shown is the rate in effect as of August 31, 2013. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments.
As a result, interest income may be reduced considerably.

MXN

— Mexican Peso

NGN

— Nigerian Naira

PIK

— Payment-in-Kind

Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REMIC

— Real Estate Mortgage Investment Conduit

RUB

— Russian Ruble

SUB

— Step-Up Bond. The interest rate shown is the rate in effect as of August 31, 2013.

VAR

  —  Variable Rate Security. The interest rate shown is the rate in effect as of August 31,
2013.

(a)

— Non-income producing security.

(b)

  —  Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)

— Amount rounds to less than 0.1%.

(h)

— Amount rounds to less than one thousand (shares or dollars).

(l)

— The rate shown is the current yield as of August 31, 2013.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(x)

—  Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The dates shown, if applicable, reflect the next call date. The coupon rates shown are the rates in effect as of August 31, 2013.

†

— Non-deliverable forward.

^

  —  All or a portion of the security is unsettled as of August 31,2013. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.

@

—  The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of August 31, 2013.

SEE NOTES TO
FINANCIAL STATEMENTS.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

11

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2013

(Amounts in thousands, except
per share amounts)

Global Bond Opportunities Fund

ASSETS:

Investments in non-affiliates, at value

$
26,220

Investments in affiliates, at value

376

Total investment securities, at value

26,596

Foreign currency, at value

34

Deposits at broker for futures contracts

79

Receivables:

Investment securities sold

294

Fund shares sold

—
(a)

Interest and dividends from non-affiliates

361

Dividends from affiliates

—
(a)

Tax reclaims

6

Variation margin on futures contracts

5

Unrealized appreciation on forward foreign currency exchange contracts

73

Due from Advisor

64

Deferred offering costs

1

Total Assets

27,513

LIABILITIES:

Payables:

Due to custodian

5

Distributions

1

Investment securities purchased

347

Unrealized depreciation on forward foreign currency exchange contracts

25

Accrued liabilities:

Shareholder servicing fees

3

Distribution fees

—
(a)

Custodian and accounting fees

3

Collateral management fees

1

Trustees’ and Chief Compliance Officer’s fees

—
(a)

Audit Fees

83

Other

5

Total Liabilities

473

Net Assets

$
27,040

(a)
Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

Global Bond Opportunities Fund

NET ASSETS:

Paid-in-Capital

$
26,529

Accumulated undistributed net investment income

71

Accumulated net realized gains (losses)

322

Net unrealized appreciation (depreciation)

118

Total Net Assets

$
27,040

Net Assets:

Class A

$
203

Class C

53

Class R6

53

Select Class

26,731

Total

$
27,040

Outstanding units of beneficial interest (shares)

($0.0001 par value; unlimited number of shares authorized):

Class A

20

Class C

5

Class R6

5

Select Class

2,618

Net Asset Value (a):

Class A — Redemption price per share

$
10.20

Class C — Offering price per share (b)

10.21

Class R6 — Offering and redemption price per share

10.21

Select Class — Offering and redemption price per share

10.21

Class A maximum sales charge

3.75
%

  Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]

$
10.60

Cost of investments in non-affiliates

$
26,156

Cost of investments in affiliates

376

Cost of foreign currency

34

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

13

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED AUGUST 31, 2013

(Amounts in thousands)

Global Bond Opportunities Fund (a)

INVESTMENT INCOME:

Interest income from non-affiliates

$
1,445

Dividend income from non-affiliates

12

Dividend income from affiliates

1

Foreign taxes withheld

—
(b)

Total investment income

1,458

EXPENSES:

Investment advisory fees

143

Administration fees

22

Distribution fees:

Class A

—
(b)

Class C

—
(b)

Shareholder servicing fees:

Class A

—
(b)

Class C

—
(b)

Select Class

65

Custodian and accounting fees

33

Interest expense to affiliates

—
(b)

Professional fees

97

Collateral management fees

3

Trustees’ and Chief Compliance Officer’s fees

—
(b)

Printing and mailing costs

7

Registration and filing fees

—
(b)

Transfer agent fees

6

Offering costs

82

Other

12

Total expenses

470

Less amounts waived

(190
)

Less expense reimbursements

(111
)

Net expenses

169

Net investment income (loss)

1,289

REALIZED/UNREALIZED GAINS (LOSSES):

Net realized gain (loss) on transactions from:

Investments in non-affiliates

239

Futures

100

Foreign currency transactions

(137
)

Net realized gain (loss)

202

Change in net unrealized appreciation/depreciation of:

Investments in non-affiliates

64

Futures

6

Foreign currency translations

48

Change in net unrealized appreciation/depreciation

118

Net realized/unrealized gains (losses)

320

Change in net assets resulting from operations

$
1,609

(a)
Commencement of operations was September 4, 2012.

(b)
Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

14

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

(Amounts in thousands)

Global Bond Opportunities Fund

  Period Ended
8/31/2013 (a)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)

$
1,289

Net realized gain (loss)

202

Change in net unrealized appreciation/depreciation

118

Change in net assets resulting from operations

1,609

DISTRIBUTIONS TO SHAREHOLDERS:

Class A

From net investment income

(3
)

Class C

From net investment income

(2
)

Class R6

From net investment income

(2
)

Select Class

From net investment income

(1,091
)

Total distributions to shareholders

(1,098
)

CAPITAL TRANSACTIONS:

Change in net assets resulting from capital transactions

26,529

NET ASSETS:

Change in net assets

27,040

Beginning of period

—

End of period

$
27,040

Accumulated undistributed net investment income

$
71

(a)
Commencement of operations was September 4, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED (continued)

(Amounts in thousands)

Global Bond Opportunities Fund

  Period Ended
8/31/2013 (a)

CAPITAL TRANSACTIONS:

Class A

Proceeds from shares issued

$
225

Distributions reinvested

3

Cost of shares redeemed

(25
)

Change in net assets resulting from Class A capital transactions

$
203

Class C

Proceeds from shares issued

$
50

Distributions reinvested

2

Change in net assets resulting from Class C capital transactions

$
52

Class R6

Proceeds from shares issued

$
50

Distributions reinvested

2

Change in net assets resulting from Class R6 capital transactions

$
52

Select Class

Proceeds from shares issued

$
25,131

Distributions reinvested

1,091

Change in net assets resulting from Select Class capital transactions

$
26,222

Total change in net assets resulting from capital transactions

$
26,529

SHARE TRANSACTIONS:

Class A

Issued

22

Reinvested

—
(b)

Redeemed

(2
)

Change in Class A Shares

20

Class C

Issued

5

Reinvested

—
(b)

Change in Class C Shares

5

Class R6

Issued

5

Reinvested

—
(b)

Change in Class R6 Shares

5

Select Class

Issued

2,512

Reinvested

106

Change in Select Class Shares

2,618

(a)
Commencement of operations was September 4, 2012.

(b)
Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

16

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

THIS PAGE IS
INTENTIONALLY LEFT BLANK

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

Per share operating performance

Investment operations

Distributions

Net asset value, beginning of period

Net investment income (loss)

Net realized and unrealized gains (losses) on investments

Total from investment operations

Net investment income

Global Bond Opportunities Fund

Class A

September 4, 2012 (f) through August 31, 2013

$
10.00

$
0.45

$
0.16

$
0.61

$
(0.41
)

Class C

September 4, 2012 (f) through August 31, 2013

10.00

0.44

0.14

0.58

(0.37
)

Class R6

September 4, 2012 (f) through August 31, 2013

10.00

0.52

0.14

0.66

(0.45
)

Select Class

September 4, 2012 (f) through August 31, 2013

10.00

0.50

0.14

0.64

(0.43
)

(a)
Annualized for periods less than one year.

(b)
Not annualized for periods less than one year.

(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)
Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.

(e)
Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

(f)
Commencement of operations.

(g)
Certain non-recurring expenses incurred by the Fund were not annualized for the period ended August 31, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

18

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

Ratios/Supplemental data

Ratios to average net assets (a)

Net asset value, end of period

Total return (excludes sales charge) (b)(c)

Net assets, end of period

Net expenses (d)

Net investment income (loss)

     Expenses without waivers, reimbursements and earnings
credits

Portfolio turnover rate (b)(e)

$
10.20

6.12
%

$
203

0.90
%(g)

4.66
%(g)

2.41
%(g)

117
%

10.21

5.77

53

1.30
(g)

4.30
(g)

2.54
(g)

117

10.21

6.58

53

0.50
(g)

5.10
(g)

1.55
(g)

117

10.21

6.43

26,731

0.65
(g)

4.95
(g)

1.80
(g)

117

SEE NOTES TO FINANCIAL
STATEMENTS.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

19

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2013

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered

Diversified/Non-Diversified

Global Bond Opportunities Fund

Class A, Class C, Class R6 and Select Class

Non-Diversified

The investment objective of the Fund is to seek to provide total return.

The Fund commenced operations on September 4, 2012. Prior to May 31, 2013, the Fund was not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the
Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value.
In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, various forms of credit enhancements, such as bond insurance and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Equity securities listed on a North
American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations.
Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations
are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management,
Inc. (the “Administrator”, or “JPMFM”, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Advisor” or “JPMIM” ), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Fund’s Chief Compliance Officer.
The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in
accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are

20

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ
significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

See the tables on “Quantitative Information about Level
3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Fund at August 31, 2013.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•

Level 1 — quoted prices in active markets for identical securities

•

  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•

  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

  Level 1
Quoted prices

  Level 2
Other significant observable inputs

  Level 3
Significant unobservable inputs

Total

Investments in Securities

Preferred Stock

United States

$
—

$
24

$
—

$
24

Debt Securities

Asset-Backed Securities

Italy

—

319

—

319

United States

—

151

1,622

1,773

Total Asset-Backed Securities

—

470

1,622

2,092

Collateralized Mortgage Obligations

Agency CMO

United States

—

1,547

—

1,547

Non-Agency CMO

Italy

—

—

138

138

Spain

—

265

—

265

United States

—

361

—

361

Total Collateralized Mortgage Obligations

—

2,173

138

2,311

Commercial Mortgage-Backed Securities

Ireland

—

616

—

616

United States

—

421

296

717

Total Commercial Mortgage-Backed Securities

—

1,037

296

1,333

Convertible Bonds

United Kingdom

—

103

—

103

United States

—

720

—

720

Total Convertible Bonds

—

823

—

823

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

21

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2013 (continued)

  Level 1
Quoted prices

  Level 2
Other significant observable inputs

  Level 3
Significant unobservable inputs

Total

Corporate Bonds

Azerbaijan

$
—

$
209

$
—

$
209

Bahamas

—

5

—

5

Bermuda

—

221

—

221

Canada

—

69

—

69

Cayman Islands

—

193

—

193

Chile

—

360

—

360

Costa Rica

—

202

—

202

Croatia

—

203

—

203

Denmark

—

149

—

149

France

—

278

—

278

Germany

—

815

—

815

Ireland

—

569

—

569

Luxembourg

—

1,373

—

1,373

Mexico

—

364

—

364

Netherlands

—

147

—

147

South Africa

—

337

—

337

Spain

—

144

—

144

Sweden

—

155

—

155

United Kingdom

—

1,314

—

1,314

United States

—

9,167

70

9,237

Total Corporate Bonds

—

16,274

70

16,344

Preferred Securities

France

—

422

—

422

Switzerland

—

291

—

291

United Kingdom

—

221

—

221

Total Preferred Securities

—

934

—

934

Loan Assignments

United States

—

177

—

177

Foreign Government Securities

—

2,182

—

2,182

Short-Term Investment

Investment Company

376

—

—

376

Total Investments in Securities

$
376

$
24,094

$
2,126

$
26,596

Appreciation in Other Financial Instruments

Forward Foreign Currency Exchange Contracts

$
—

$
73

$
—

$
73

Futures Contracts

15

—

—

15

Total Appreciation in Other Financial Instruments

$
15

$
73

$
—

$
88

Depreciation in Other Financial Instruments

Forward Foreign Currency Exchange Contracts

$
—

$
(25
)

$
—

$
(25
)

Futures Contracts

(9
)

—

—

(9
)

Total Depreciation in Other Financial Instruments

$
(9
)

$
(25
)

$
—

$
(34
)

There were no transfers between Levels 1 and 2 during the period ended August 31, 2013.

22

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Balance as of 09/04/2012*

Realized gain (loss)

Change in unrealized appreciation (depreciation)

  Net
accretion (amortization)

Purchases (1)

Sales (2)

Transfers into Level 3

Transfers out of Level 3

Balance as of 08/31/13

Asset-Backed Securities — United States

$
—

$
—

$
84

$
8

$
1,772

$
(242
)

$
—

$
—

$
1,622

Collateralized Mortgage Obligations

Non-Agency CMO — Italy

—

—

1

1

136

—

—

—

138

Commercial Mortgage-Backed

Securities — United States

—

—

(1
)

—

297

—

—

—

296

Corporate Bond — United States

—

—

(5
)

—

76

(1
)

—

—

70

$
—

$
—

$
79

$
9

$
2,281

$
(243
)

$
—

$
—

$
2,126

*
Commencement of operations

(1)
Purchases include all purchases of securities and securities received in corporate actions.

(2)
Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The change in unrealized appreciation (depreciation) attributable to securities owned at August 31, 2013, which were valued using significant unobservable inputs (Level 3) amounted to approximately $79,000. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements #

Fair Value at 8/31/13

Valuation Technique(s)

Unobservable Input

Range (Weighted Average)

$
2,056

Discounted Cash Flow

Constant Prepayment Rate

0% — 10.00% (2.51%)

Constant Default Rate

0% — 8.00% (4.92%)

Yield (Discount Rate of Cash Flows)

(4.96%) — 7.15% (4.83%)

Asset-Backed Securities

2,056

Total

$
2,056

#
The table above does not include level 3 securities that are valued by brokers and pricing services. At 8/31/13, the value of these securities was approximately $70,000.
The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate) may decrease or increase the fair value measurement.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and includes, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of August 31, 2013, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Loan Assignments — The Fund invests in loan assignments of all or a portion of the loans. When the Fund purchases a loan assignment the
Fund has direct rights against the borrower on a loan provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce their rights only through an administrative agent. As a result, the Fund assumes the credit risk of the Borrower (“Intermediate Participants”) and any other persons interpositioned between the Fund and the Borrower. Although certain loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have their interest subordinated to other indebtedness of the obligor. In addition, loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid.

D. Futures Contracts — The Fund uses treasury, index or other financial futures contracts to gain or reduce exposure to the stock and bond markets, maintain liquidity and minimize transactions costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

23

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2013 (continued)

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit.
Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the
Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the
risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and
Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The
table below discloses the volume of the Fund’s futures contracts activity during the period ended August 31, 2013 (amounts in thousands):

Futures Contracts:

Average Notional Balance Long

$
5,610
(a)

Average Notional Balance Short

7,696
(b)

Ending Notional Balance Long

11,940

Ending Notional Balance Short

16,869

(a)
For the period November 1, 2012 through January 31, 2013 and June 1, 2013 through August 31, 2013.

(b)
For the period February 1, 2013 through August 31, 2013.

E. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The table below discloses
the volume of the Fund’s forward foreign currency exchange contracts activity during the period ended August 31, 2013 (amounts in thousands):

Forward Foreign Currency Exchange Contracts:

Average Settlement Value Purchased

$
2,979

Average Settlement Value Sold

9,982

Ending Settlement Value Purchased

1,875

Ending Settlement Value Sold

9,714

F. Summary of Derivatives Information — The following table presents the value of derivatives held as of
August 31, 2013, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contract

Statement of Assets and Liabilities Location

Gross Assets:

Futures Contracts (a)

Forward Foreign Currency Exchange Contracts

Total

Interest rate contracts

Receivables, Net Assets — Unrealized Appreciation

$
15

$
—

$
15

Foreign exchange contracts

Receivables

—

73

73

Total

$
15

$
73

$
88

Gross Liabilities:

Interest rate contracts

Payables, Net Assets — Unrealized Depreciation

$
(9
)

$
—

$
(9
)

Foreign exchange contracts

Payables

—

(25
)

(25
)

Total

$
(9
)

$
(25
)

$
(34
)

(a)
This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

24

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

The following tables present the effect of derivatives on the Statement of Operations for the period ended
August 31, 2013, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivative Contract

Futures Contracts

Forward Foreign Currency Exchange Contracts

Total

Interest rate contracts

$
100

$
—

$
100

Foreign exchange contracts

—

(147
)

(147
)

Total

$
100

$
(147
)

$
(47
)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivative Contract

Futures Contracts

Forward Foreign Currency Exchange Contracts

Total

Interest rate contracts

$
6

$
—

$
6

Foreign exchange contracts

—

48

48

Total

$
6

$
48

$
54

The Fund’s derivatives contracts held at August 31, 2013 are not accounted for as hedging instruments under GAAP.

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date.
Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains and losses
arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

H. Offering and Organizational Costs — Total offering costs of approximately $83,000 paid in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations and are included as part of Professional fees in the Statement of Operations.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

J. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

K. Federal Income
Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the
Fund’s tax positions for all open tax years and has determined that as of August 31, 2013, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

25

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2013 (continued)

M. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition —
“temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The
following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital

  Accumulated
 Undistributed
 (distributions in   excess of)   Net Investment
Income

  Accumulated
 Net Realized
Gains (Losses)

$
—
(a)

$
(120
)

$
120

(a)
Amount rounds to less than $1,000.

The
reclassifications for the Fund relate primarily to foreign currency gains or losses, consent fees, foreign futures contracts and non-deductible 12b-1 fees.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant
to the Investment Advisory Agreement, the Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the
Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended August 31, 2013, the effective annualized rate was
0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived
Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the
Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares. The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule
12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended August 31, 2013, the Distributor retained the following (amounts in thousands):

Front-End Sales Charge

CDSC

$—(a)

$
—

(a)
Amount rounds to less than $1,000.

D. Shareholder
Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% for Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

26

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included as Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A

Class C

Class R6

Select Class

0.90
%

1.30
%

0.50
%

0.65
%

The expense limitation agreement was in effect for the period ended August 31, 2013. The contractual expense limitation percentages in the table above are in place until at least December 31, 2013.

For the period ended August 31, 2013, the Fund’s
service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers

Investment Advisory

Administration

Shareholder Servicing

Total

Contractual Reimbursements

$
142

$
21

$
26

$
189

$
111

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor,
Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

Waivers resulting from investments in these money market funds for the period ended August 31, 2013 were approximately $1,000.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the
Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended August 31, 2013, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the
Advisor.

The Fund may use related party broker-dealers. For the period ended August 31, 2013, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the period
ended August 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)

Sales (excluding U.S. Government)

$
55,590

$
29,473

During the period ended August 31, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal
income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at August 31, 2013 were as follows (amounts in thousands):

  Aggregate
Cost

Gross Unrealized Appreciation

Gross Unrealized Depreciation

Net Unrealized Appreciation (Depreciation)

$
26,574

$
489

$
(467
)

$
22

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments of contingent debt and wash sale loss deferrals.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

27

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2013 (continued)

The tax character of distributions paid during the period ended August 31, 2013 was as follows (amounts in thousands):

  Ordinary
Income

  Net
Long-Term Capital Gains

  Total
 Distributions
Paid

$
1,098

$
—

$
1,098

As of August 31, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts
in thousands):

  Current
 Distributable
 Ordinary
Income

  Current
 Distributable
 Long-Term
Capital Gain or (Tax Basis Capital Loss Carryover)

  Unrealized
 Appreciation
(Depreciation)

$
435

$
55

$
22

The cumulative timing differences primarily consist of trustee deferred compensation, distributions payable, mark to market of forward foreign currency contracts, mark to market of futures contracts, wash sale loss deferrals and investments in contingent debt.

Under
the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of August 31, 2013, the Fund did not have any post-enactment net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”)
permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until
November 11, 2013.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at
August 31, 2013, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks,
Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of August 31, 2013, substantially all of the Fund’s shares were held by the Fund’s Advisor.

The Fund is subject to management risk and may not achieve its objective if the Advisor’s expectations regarding particular securities or markets are not met. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

The Fund may have elements
of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of August 31, 2013, a significant portion of the
Fund’s net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

28

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit linked notes, exchange-traded notes, forward foreign currency exchange contracts and To-Be-Announced securities.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’
claims.

The Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of less political, social or economic instability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

As of August 31, 2013, the Fund invested approximately 54.7% of its total investments in the United States.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and Shareholders of the JPMorgan Global Bond
Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Global Bond Opportunities Fund (a separate fund of JPMorgan Trust I) at
August 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the period September 4, 2012 (commencement of operations) through August 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at
August 31, 2013 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

October 28, 2013

30

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

TRUSTEES

(Unaudited)

The
Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)

Principal Occupations During Past 5 Years

Number of Portfolios in Fund Complex Overseen by Trustee (2)

Other Directorships Held Outside Fund Complex During Past 5 Years

Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.

Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).

173

Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services)
(2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.

Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).

173

Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage
(2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.

Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).

173

None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.

Self-employed business consultant (2002-present).

173

Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.

Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset
Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).

173

Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.

Vice President of Administration and Planning, Northwestern University (1985-present).

173

Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.

Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).

173

Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.

Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).

173

Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.

Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).

173

Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock
Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College
(2002-2010).

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

31

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)

Principal Occupations During Past 5 Years

  Number of Portfolios in Fund
 Complex Overseen   by Trustee
(2)

Other Directorships Held Outside Fund Complex During Past 5 Years

Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.

Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse
Asset Management (portfolio manager) (2003-2006).

173

Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.

Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments,
Eli Lilly and Company (pharmaceuticals) (1988-1999).

173

Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.

Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).

173

None

  Interested Trustee Not Affiliated With the
Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.

President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).

173

Trustee, The Victory Portfolios (2000-2008).

(1)
The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the
Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (173 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*
Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate
Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Fund’s investment advisor, is a wholly-owned subsidiary of
JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with sub-advisors to certain J.P. Morgan Funds.

**
In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in
January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***
Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

32

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)

Principal Occupations During Past 5 Years

  Robert L. Young (1963),
 President and Principal Executive   Officer
(2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds
(2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group
Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice
President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)

Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman &
Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)

Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior
On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

  Elizabeth A. Davin (1964),   Assistant
Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February
2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)

  Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General
Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)

Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)

Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)

Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

  Michael M. D’Ambrosio (1969),
Assistant Treasurer (2012)

Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since
2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)

Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)

  Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global
Asset Management.

  Julie A. Roach (1971),    Assistant
Treasurer (2012)**

Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

  Gillian I. Sands (1969),
Assistant Treasurer (2012)

Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The
contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*
The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**
The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

33

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1,
2013, and continued to hold your shares at the end of the reporting period, August 31, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Beginning Account Value, March 1, 2013

Ending Account Value August 31, 2013

Expenses Paid During the Period*

Annualized Expense Ratio

Global Bond Opportunities Fund

Class A

Actual

$
1,000.00

$
1,001.40

$
4.54

0.90
%

Hypothetical

1,000.00

1,020.67

4.58

0.90

Class C

Actual

1,000.00

999.70

6.55

1.30

Hypothetical

1,000.00

1,018.65

6.61

1.30

Class R6

Actual

1,000.00

1,003.30

2.52

0.50

Hypothetical

1,000.00

1,022.68

2.55

0.50

Select Class

Actual

1,000.00

1,002.50

3.28

0.65

Hypothetical

1,000.00

1,021.93

3.31

0.65

*
Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

34

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the
Funds’ income and distributions for the taxable year ended August 31, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund hereby designates 0.69% or the maximum allowable percentage of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended August 31, 2013.

Qualified Dividend Income (QDI)

For the fiscal year ended August 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The Fund hereby designates approximately $9,000 or the maximum allowable amount of ordinary income distributions was treated as qualified dividends.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

35

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 22, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s performance compared to the performance of the
Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’
regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Fund expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the
Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement.
The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the
Advisor’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”)
about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the
Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the
Fund.

36

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and
Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the
Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor.
The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the
Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve

to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the
Advisor for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees reviewed
the Fund’s performance against its benchmark index and considered the performance information provided for the Fund at regular Board meetings by the Advisor. The performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance are summarized below:

The Trustees noted the performance of the
Fund since its inception on September 4, 2012 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund (“Universe Group”). The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

37

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee and the
actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

38

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

Rev. January 2011

FACTS

WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal
information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we
do.

What?

The types of
personal information we collect and share depend on the product or service you have with us. This information can include:

¡ Social Security number and account balances

¡ transaction history and account transactions

¡ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal
information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information

Does
J.P. Morgan Funds share?

Can you limit this sharing?

  For our everyday business purposes
— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus

Yes

No

  For marketing purposes —
to offer our products and services to you

Yes

No

For joint marketing with other financial companies

No

We don’t share

  For our affiliates’ everyday business
purposes — information about your transactions and experiences

No

We don’t share

  For our affiliates’ everyday business
purposes — information about your creditworthiness

No

We don’t share

For nonaffiliates to market to you

No

We don’t share

Questions?

Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are

Who is providing this notice?

J.P. Morgan Funds

What we do

How does J.P. Morgan Funds protect my personal
information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

  How does J.P.
Morgan   Funds collect my personal
information?

We collect your personal information, for
example, when you:

¡ open an account or provide contact information

¡ give us your account information or pay us by check

¡ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit
only

¡ sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡ affiliates from using your information to market to you

¡ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

  Companies related by common ownership or
control. They can be financial and nonfinancial companies.       ¡ J.P. Morgan Funds does
not share with our affiliates.

Nonaffiliates

  Companies not related by common ownership or
control. They can be financial and nonfinancial companies.       ¡ J.P. Morgan Funds does
not share with nonaffiliates so they can market to you.

Joint Marketing

  A formal agreement between nonaffiliated
financial companies that together market financial products or services to you.       ¡ J.P. Morgan Funds
doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings
for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in
Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan
Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the
Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is
available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2013. All rights reserved. August 2013.

AN-GBO-813

Annual Report

J.P. Morgan Income Funds

August 31, 2013

JPMorgan Floating Rate Income Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO LETTER

SEPTEMBER 30, 2013

Dear Shareholder:

While market volatility was elevated at times, developed market equities, in aggregate, posted strong returns for the twelve months ended August 31, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low

 “Despite signaling a potential policy shift, the U.S. Federal Reserve continued to pursue its highly accommodative policies...”

interest rate environment. Despite signaling a potential policy shift, the U.S. Federal Reserve (“Fed”) continued
to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

Positive investor sentiment was interrupted, however, in June 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper”
its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and rallied sharply in July. The market again declined in August, however, given uncertainties surrounding
Fed policy and potential military action in Syria. Despite these periodic setbacks, U.S. stocks rose sharply during the 12 months ended August 31, 2013. Overseas, developed international stocks also performed well, while emerging market equities generated weak results given concerns regarding China’s economy and rising U.S. interest rates.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continue to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended August 31, 2013 at

2.78%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.39% and 3.70%, respectively. Amid the rising interest rate environment, the overall U.S.
fixed income market generated a negative return for the reporting period. High yield bonds (also known as junk bonds), in contrast, posted a solid gain, whereas emerging market debt securities declined.

Diversification and a Long-term Focus Remain Paramount

While the global economy is far from robust, it is still on a growth path. While the Fed chose to delay the tapering of its asset purchase program at its mid-September meeting (after the reporting period ended), the expansion in the U.S. appears to be sustainable. In addition, recent data shows that Europe has emerged from its lengthy recession. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock
market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. Also, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

As recent market volatility has demonstrated, it is
critically important to have a diversified investment portfolio that is allocated among a number of asset classes. Maintaining a long-term focus for your investment portfolio is also key, as market volatility can be elevated at times given the uncertain economic and geopolitical environment.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset
Management

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

1

JPMorgan Floating Rate Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

6.15%

Credit Suisse Leveraged Loan Index

6.66%

Barclays U.S. Aggregate Index

-2.47%

Net Assets as of 8/31/2013 (In Thousands)

$
3,332,352

INVESTMENT OBJECTIVE**

The JPMorgan Floating Rate Income Fund (the “Fund”) seeks to provide current income with a secondary objective of capital appreciation.

HOW DID THE MARKET PERFORM?

The twelve months ended August 31, 2013 presented a challenging environment for the overall fixed income market, as interest rates for U.S. Treasury securities rose sharply across the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time). Rates moved higher given signs of improving economic activity and indications from the Federal Reserve Board (the “Fed”) that it may start to taper its asset purchase program. Despite this challenging backdrop, floating rate securities generated solid results. Tightening credit spreads, low default rates and overall positive investor demand supported these securities during the reporting period. The Credit Suisse Leveraged Loan Index (the “Benchmark”) finished the twelve months ended August 31, 2013 with a gain of 6.66%.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund mainly invested its assets in floating rate debt instruments issued by corporations, which included loan assignments. These securities possess floating rate coupons that adjust in accordance with movements in short-term interest rates, such as LIBOR, and are generally rated below investment grade (below investment grade debt securities are also known as junk bonds). Investor demand for these fixed income securities was generally robust as they looked to generate incremental yield in the low interest rate environment. In addition, corporate fundamentals were generally solid and many companies had balance sheets that were flush with cash. These factors provided additional support for floating rate debt instruments.

The Fund (Select Class Shares) underperformed the Benchmark
for the twelve months ended August 31, 2013. The Fund’s security selection in the media/telecommunications and forest products/containers sectors was the most significant detractor from relative performance, while security selection in the financial and health care sectors was the most significant contributor to relative performance.

HOW WAS THE FUND POSITIONED?

Relative to the Benchmark, the Fund was underweight the Ba, Caa and lower, and not rated (“NR”) sectors and overweight the B-rated sector as of the end of the reporting period. The Fund’s portfolio managers increased the Fund’s allocation to the B-rated sector during the reporting period by primarily investing in leveraged loan floating rate debt instruments issued by corporations and, to a lesser extent, fixed rate corporate debt securities. The Fund’s portfolio managers believed that leveraged loans were attractive based on the following factors and criteria: attractive spread over LIBOR, stronger covenants than high yields bonds, more senior position in the capital structure often secured by tangible assets, and coupons that tend to adjust upward in the event of rising interest rates. The portfolio managers remained cautious about companies that they felt had elevated credit risk. As such, they avoided the higher yielding Caa-rated positions and instead focused on the B-rated area of the market, which they felt exhibited the most favorable combination of credit risk, yield and interest rate sensitivity.

PORTFOLIO COMPOSITION***

Loan Assignments

71.3
%

Corporate Bonds

19.6

Preferred Stock

0 .4

Short-Term Investment

8 .7

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of August 31, 2013. The Fund’s composition is subject to change.

2

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

  AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31,
2013

INCEPTION DATE OF CLASS

1 YEAR

SINCE INCEPTION

CLASS A SHARES

6/1/11

Without Sales Charge

5.90
%

4.32
%

With Sales Charge*

1.88

2.56

CLASS C SHARES

6/1/11

Without CDSC

5.50

3.85

With CDSC**

4.50

3.85

SELECT CLASS SHARES

6/1/11

6.15

4.61

*

Sales Charge for Class A Shares is 3.75%.

**

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/1/2011 TO 8/31/2013)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced
operations on June 1, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Floating
Rate Income Fund, the Credit Suisse Leveraged Loan Index, the Barclays U.S. Aggregate Index and the Lipper Loan Participation Funds Index from June 1, 2011 to August 31, 2013. The performance of the Lipper Loan Participation Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Credit Suisse Leveraged Loan Index and the Barclays U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Loan Participation Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund.
The Credit Suisse Leveraged

Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market. The index reflects reinvestment of all distributions and changes in market prices. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Loan Participation Funds Index is an index based on total returns of certain mutual funds within the
Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000
minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

3

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2013

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Corporate Bonds — 19.5%

Consumer Discretionary — 3.3%

Hotels, Restaurants & Leisure — 0.6%

MGM Resorts International,

7,300

10.000%, 11/01/16

8,578

8,700

11.375%, 03/01/18

10,875

19,453

Household Durables — 0.6%

4,000

KB Home, 9.100%, 09/15/17

4,530

5,978

Lennar Corp., Series B, 12.250%, 06/01/17

7,682

2,750

M/I Homes, Inc., 8.625%, 11/15/18

2,935

2,702

Standard Pacific Corp., 10.750%, 09/15/16 (m)

3,209

18,356

Media — 1.6%

3,565

Allbritton Communications Co., 8.000%, 05/15/18

3,850

13,217

Cablevision Systems Corp., 8.625%, 09/15/17

15,034

5,400

Clear Channel Communications, Inc., 9.000%, 03/01/21

5,130

DISH DBS Corp.,

13,140

4.625%, 07/15/17

13,304

3,750

7.125%, 02/01/16

4,088

2,500

Local TV Finance LLC, 9.250%, 06/15/15 (e)

2,531

940

Media General, Inc., 11.750%, 02/15/17

1,034

4,107

Mediacom LLC/Mediacom Capital Corp., 9.125%, 08/15/19

4,508

5,035

Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875%, 04/15/17

5,425

54,904

Specialty Retail — 0.5%

4,900

J. Crew Group, Inc., 8.125%, 03/01/19

5,157

1,074

Michael’s Stores, Inc., 11.375%, 11/01/16

1,110

EUR 7,700

New Look Bondco I plc, (United Kingdom), VAR, 6.453%, 05/14/18 (e)

10,126

16,393

Total Consumer Discretionary

109,106

Consumer Staples — 0.8%

Food & Staples Retailing — 0.1%

2,800

Tops Holding Corp./Tops Markets LLC, 8.875%, 12/15/17 (e)

3,094

Food Products — 0.4%

7,162

Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)

7,789

5,000

Smithfield Foods, Inc., 7.750%, 07/01/17

5,625

13,414

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Household Products — 0.3%

10,000

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 7.875%, 08/15/19

11,000

Total Consumer Staples

27,508

Energy — 2.9%

Energy Equipment & Services — 1.0%

1,109

CGG, (France), 9.500%, 05/15/16

1,164

1,125

Hercules Offshore, Inc., 7.125%, 04/01/17 (e)

1,192

8,200

Ocean Rig UDW, Inc., 9.500%, 04/27/16 (e)

8,651

6,700

Parker Drilling Co., 9.125%, 04/01/18

7,136

1,369

Petroleum Geo-Services ASA, (Norway), 7.375%, 12/15/18 (e)

1,499

12,680

SESI LLC, 7.125%, 12/15/21

13,726

33,368

Oil, Gas & Consumable Fuels — 1.9%

3,980

Arch Coal, Inc., 8.750%, 08/01/16

3,851

13,000

Chesapeake Energy Corp., 3.250%, 03/15/16

13,032

4,425

Citgo Petroleum Corp., 11.500%, 07/01/17 (e)

4,912

Energy XXI Gulf Coast, Inc.,

2,000

7.750%, 06/15/19

2,080

2,000

9.250%, 12/15/17

2,225

4,500

EP Energy LLC/Everest Acquisition Finance, Inc., 6.875%, 05/01/19

4,781

6,675

EPE Holdings LLC/EP Energy Bond Co., Inc., PIK, 8.875%, 12/15/17 (e)

6,808

1,700

Hilcorp Energy I LP/Hilcorp Finance Co., 7.625%, 04/15/21 (e)

1,811

4,000

Plains Exploration & Production Co., 8.625%, 10/15/19

4,440

9,310

Stone Energy Corp., 8.625%, 02/01/17

9,869

2,007

Talos Production LLC/Talos Production Finance, Inc., 9.750%, 02/15/18 (e)

1,987

NOK 10,320

Teekay Offshore Partners LP, Reg. S., VAR, 5.720%, 01/25/16

1,686

6,000

WPX Energy, Inc., 5.250%, 01/15/17

6,360

63,842

Total Energy

97,210

Financials — 1.9%

Capital Markets — 0.1%

4,310

E*TRADE Financial Corp., 6.000%, 11/15/17

4,461

Commercial Banks — 0.2%

5,000

Barclays Bank plc, (United Kingdom), 6.050%, 12/04/17 (e)

5,503

Consumer Finance — 1.1%

30,010

Ally Financial, Inc., VAR, 2.946%, 07/18/16

30,200

SEE NOTES TO
FINANCIAL STATEMENTS.

4

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Corporate Bonds — Continued

Consumer Finance — Continued

General Motors Financial Co., Inc.,

3,066

2.750%, 05/15/16 (e)

3,059

2,844

3.250%, 05/15/18 (e)

2,730

35,989

Diversified Financial Services — 0.1%

1,315

Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.750%, 02/15/18 (e)

1,345

Insurance — 0.4%

GBP 8,500

Towergate Finance plc, (United Kingdom), VAR, 6.009%, 02/15/18 (e)

13,043

Total Financials

60,341

Health Care — 2.2%

Health Care Equipment & Supplies — 0.5%

6,025

ConvaTec Finance International S.A., (Luxembourg), PIK, 9.000%, 01/15/19 (e)

5,935

9,395

ConvaTec Healthcare E S.A., (Luxembourg), 10.500%, 12/15/18 (e)

10,522

16,457

Health Care Providers & Services — 1.1%

2,520

inVentiv Health, Inc., 9.000%, 01/15/18 (e)

2,570

8,000

MultiPlan, Inc., 9.875%, 09/01/18 (e)

8,860

3,558

National Mentor Holdings, Inc., 12.500%, 02/15/18 (e)

3,807

168

Omnicare, Inc., 7.750%, 06/01/20

185

Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.,

4,800

7.750%, 02/01/19

5,136

14,000

8.000%, 02/01/18

14,788

35,346

Pharmaceuticals — 0.6%

4,500

Endo Health Solutions, Inc., 7.000%, 07/15/19

4,601

Valeant Pharmaceuticals International,

2,000

6.750%, 10/01/17 (e)

2,127

4,000

7.000%, 10/01/20 (e)

4,200

10,449

VPII Escrow Corp., (Canada), 6.750%, 08/15/18 (e)

11,063

21,991

Total Health Care

73,794

Industrials — 2.0%

Aerospace & Defense — 0.2%

6,564

Bombardier, Inc., (Canada), 4.250%, 01/15/16 (e)

6,786

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Airlines — 0.3%

2,175

Continental Airlines 2003-ERJ1 Pass- Through Trust, 7.875%, 07/02/18

2,320

5,811

Continental Airlines 2004-ERJ1 Pass- Through Trust, 9.558%, 09/01/19

6,392

1,548

Continental Airlines 2006-ERJ1 Pass- Through Trust, 9.318%, 11/01/19 (e)

1,672

10,384

Building Products — 0.2%

5,000

Masonite International Corp., (Canada), 8.250%, 04/15/21 (e)

5,450

Commercial Services & Supplies — 0.7%

5,000

Harland Clarke Holdings Corp., VAR, 6.000%, 05/15/15

4,956

18,115

ILFC E-Capital Trust I, VAR, 4.960%, 12/21/65 (e)

15,398

R.R. Donnelley & Sons Co.,

419

7.250%, 05/15/18

464

1,420

8.600%, 08/15/16

1,640

22,458

Industrial Conglomerates — 0.2%

4,730

J.M. Huber Corp., 9.875%, 11/01/19 (e)

5,321

Machinery — 0.2%

7,900

Bluewater Holding B.V., (Netherlands), Reg. S., VAR, 3.268%, 07/17/14

7,782

Road & Rail — 0.1%

4,000

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 4.875%, 11/15/17

4,060

Trading Companies & Distributors — 0.1%

4,374

International Lease Finance Corp., VAR, 2.224%, 06/15/16

4,308

Total Industrials

66,549

Information Technology — 0.4%

Communications Equipment — 0.3%

9,600

Avaya, Inc., 7.000%, 04/01/19 (e)

8,784

IT Services — 0.0% (g)

1,200

First Data Corp., 6.750%, 11/01/20 (e)

1,227

Software — 0.1%

2,000

Audatex North America, Inc., 6.750%, 06/15/18

2,125

Total Information Technology

12,136

Materials — 3.2%

Chemicals — 0.6%

9,625

Ashland, Inc., 3.000%, 03/15/16 (e)

9,745

8,000

PolyOne Corp., 7.375%, 09/15/20

8,820

18,565

SEE NOTES TO
FINANCIAL STATEMENTS.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

5

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Corporate Bonds — Continued

Construction Materials — 1.2%

41,050

Cemex S.A.B. de C.V., (Mexico), VAR, 5.276%, 09/30/15 (e) (m)

41,871

Containers & Packaging — 0.4%

1,700

Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., (Ireland), 9.125%, 10/15/20 (e)

1,806

5,484

Berry Plastics Corp., 9.750%, 01/15/21

6,348

3,000

Boise Paper Holdings LLC/Boise Co-Issuer Co., 8.000%, 04/01/20

3,217

2,600

Sealed Air Corp., 8.125%, 09/15/19 (e)

2,886

14,257

Metals & Mining — 1.0%

ArcelorMittal, (Luxembourg),

10,200

5.111%, 02/25/17

10,430

6,900

6.750%, 02/25/22

7,021

10,500

10.350%, 06/01/19

12,442

4,000

FMG Resources August 2006 Pty Ltd., (Australia), 6.000%, 04/01/17 (e)

4,070

33,963

Total Materials

108,656

Telecommunication Services — 2.0%

Diversified Telecommunication Services — 1.8%

CCO Holdings LLC/CCO Holdings Capital Corp.,

3,000

7.250%, 10/30/17

3,180

3,915

8.125%, 04/30/20

4,248

1,000

Cincinnati Bell, Inc., 8.750%, 03/15/18

1,038

2,750

Clearwire Communications LLC/Clearwire Finance, Inc., 14.750%, 12/01/16 (e)

3,754

1,800

eAccess Ltd., (Japan), 8.250%, 04/01/18 (e)

1,967

Intelsat Jackson Holdings S.A., (Luxembourg),

1,000

7.250%, 04/01/19

1,073

1,000

7.250%, 10/15/20

1,067

4,000

8.500%, 11/01/19

4,350

960

Intelsat Luxembourg S.A., (Luxembourg), 6.750%, 06/01/18 (e)

994

Level 3 Communications, Inc.,

1,000

8.875%, 06/01/19

1,068

13,000

11.875%, 02/01/19

14,917

Level 3 Financing, Inc.,

4,300

10.000%, 02/01/18

4,622

1,050

VAR, 4.146%, 02/15/15

1,049

2,073

Qwest Communications International, Inc., 7.125%, 04/01/18

2,153

7,000

Sprint Capital Corp., 6.900%, 05/01/19

7,210

3,795

Virgin Media Secured Finance plc, (United Kingdom), 6.500%, 01/15/18

3,956

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Diversified Telecommunication Services — Continued

EUR2,666

Wind Acquisition Finance S.A., (Luxembourg), VAR, 5.476%, 04/30/19 (e)

3,532

450

Zayo Group LLC/Zayo Capital, Inc., 8.125%, 01/01/20

488

60,666

Wireless Telecommunication Services — 0.2%

4,830

Sprint Communications, Inc., 7.000%, 08/15/20

4,987

1,000

VimpelCom Holdings B.V., (Netherlands), VAR, 4.276%, 06/29/14 (e) (m)

1,006

5,993

Total Telecommunication Services

66,659

Utilities — 0.8%

Electric Utilities — 0.5%

Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.,

5,750

6.875%, 08/15/17 (e)

5,815

10,000

10.000%, 12/01/20

10,537

16,352

Gas Utilities — 0.1%

2,000

Ferrellgas LP/Ferrellgas Finance Corp., 9.125%, 10/01/17

2,095

Independent Power Producers & Energy Traders — 0.2%

7,000

GenOn Energy, Inc., 7.875%, 06/15/17

7,595

Total Utilities

26,042

Total Corporate Bonds (Cost $647,208)

648,001

Preferred Securities — 0.5% (x)

Financials — 0.5%

Commercial Banks — 0.4%

16,115

Wachovia Capital Trust III, VAR, 5.570%, 10/04/13 (m)

15,229

Insurance — 0.1%

3,000

Catlin Insurance Co., Ltd., (Bermuda), VAR, 7.249%, 01/19/17 (e) (m)

3,105

Total Preferred Securities (Cost $18,649)

18,334

SHARES

Preferred Stock — 0.5%

Financials — 0.5%

Insurance — 0.5%

18

XLIT Ltd., (Cayman Islands), Series D, VAR, 3.388%, 10/29/49 (Cost $14,864)

15,171

SEE NOTES TO
FINANCIAL STATEMENTS.

6

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Loan Assignments — 72.9%

Consumer Discretionary — 20.8%

Automobiles — 0.5%

15,656

Chrysler Group LLC, Term Loan B, VAR, 4.250%, 05/24/17

15,830

Chemicals — 0.2%

7,290

FGI Operating Co. LLC, Term B Loan, VAR, 5.500%, 04/19/19

7,308

Distributors — 0.6%

14,345

Spin Holdco, Inc., Initial Term Loan, VAR, 4.250%, 11/14/19

14,359

4,945

VWR International Ltd., Term Loan, VAR, 4.182%, 04/03/17

4,945

19,304

Hotels, Restaurants & Leisure — 8.8%

16,000

American Casino & Entertainment Properties LLC, Term Loan, VAR, 6.000%, 07/03/19

16,240

11,000

Bally Technologies, Inc., Term B Loan, VAR, 08/15/20 ^

10,979

30,827

Caesars Entertainment Operating Co., Inc., Extended B-6 Term Loan, VAR, 5.434%, 01/28/18

27,684

9,565

CCM Merger, Inc., Term Loan, VAR, 5.000%, 03/01/17

9,601

6,664

Channel View Hotel Ltd., Term Loan, VAR, 4.250%, 05/08/20

6,675

FOCUS Brands, Inc., Term Loan,

9,890

VAR, 4.250%, 02/21/18

9,909

125

VAR, 5.500%, 02/21/18

125

16,500

Four Seasons Holdings, Inc., 1st Lien Term Loan, VAR, 4.250%, 06/27/20

16,624

4,000

Graton Economic Development Authority, Closing Date Term Loan B, VAR, 9.000%, 08/22/18

4,163

36,082

Hilton, Mezzanine B Loan, VAR, 3.742%, 11/12/15 ^

35,834

13,750

Horseshoe Baltimore, Term Loan B, VAR, 8.250%, 07/02/20

14,128

Intrawest, 1st Lien Term Loan,

1,128

VAR, 7.000%, 12/04/17

1,143

2,155

VAR, 7.000%, 12/04/17

2,184

6,799

Jacobs Entertainment, Inc., Tranche B Loan, VAR, 6.250%, 10/29/18

6,807

15,161

Landry’s, Inc., Term Loan, VAR, 4.750%, 04/24/18

15,241

15,877

Mohegan Tribal Gaming Authority, Term A Loan, VAR, 5.500%, 03/31/15

15,877

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Hotels, Restaurants & Leisure — Continued

2,750

Mohegan Tribal Gaming Authority, Term Loan, VAR, 9.000%, 03/31/16

2,821

8,500

Northfield Park Associates, Closing Date Term Loan, VAR, 9.000%, 12/19/18

8,755

NPC International, Inc., Term Loan,

3,373

VAR, 4.500%, 12/28/18

3,390

1,067

VAR, 4.500%, 12/28/18

1,072

213

VAR, 4.500%, 12/28/18

215

3,200

VAR, 4.500%, 12/28/18

3,216

PF Chang’s China Bistro, Inc., Term Borrowing,

3,305

VAR, 5.250%, 06/22/19

3,342

32

VAR, 5.250%, 06/22/19

32

236

VAR, 5.250%, 06/22/19

239

5,000

Playa Resorts Holding B.V., Term Loan, VAR, 08/09/19 ^

5,015

11,700

Scientific Games Corp., Term Loan B, VAR, 09/30/20 ^

11,588

14,345

Seminole Hard Rock Entertainment, Inc., Term Loan B, VAR, 3.500%, 05/14/20

14,309

23,000

Shingle Springs Tribal Gaming Authority, Term B Loan, VAR, 08/22/19 ^

22,885

19,751

Station Casinos, Inc., Term Loan, VAR, 5.000%, 03/01/20

19,882

Wendy’s International, Inc., Term Loan,

483

VAR, 3.250%, 05/15/19

482

483

VAR, 3.250%, 05/15/19

482

2,753

VAR, 3.500%, 05/15/19

2,743

293,682

Household Durables — 1.2%

6,176

Tempur-Pedic International, Inc., Term B Loan, VAR, 3.500%, 03/18/20

6,117

4,848

  Waddington Group, Inc., 1st Lien Term Loan, VAR,
4.500%, 06/07/20

4,860

2,633

Waddington Group, Inc., USD Term Loans - US Borrower, VAR, 4.500%, 06/07/20

2,640

25,894

Wilsonart International, Inc., Term Loan, VAR, 4.000%, 10/31/19

25,673

39,290

Internet & Catalog Retail — 0.1%

3,975

Sitel, Inc., Tranche A Extended U.S. Term Loan, VAR, 7.019%, 01/30/17 (i)

3,940

Leisure Equipment & Products — 0.2%

5,626

Leslie’s Poolmart, Inc., Tranche B Term Loan, VAR, 5.250%, 10/16/19

5,663

SEE NOTES TO
FINANCIAL STATEMENTS.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

7

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Loan Assignments — Continued

Media — 6.5%

Barrington Broadcasting, Tranche 2 Term Loan,

1,153

VAR, 7.500%, 06/14/17

1,152

185

VAR, 7.500%, 06/14/17

185

27,900

Cenveo Corp., Term Loan, VAR, 6.250%, 02/13/17

28,016

12,219

Clear Channel Communications, Inc., Term Loan B, VAR, 3.832%, 01/29/16

11,385

7,281

Clear Channel Communications, Inc., Term Loan D, VAR, 6.932%, 01/23/19

6,678

249

DigitalGlobe, Inc., 1st Lien Term Loan, VAR, 3.750%, 01/31/20

251

Gray Television, Inc., 1st Lien Term Loan,

128

VAR, 4.750%, 10/12/19

129

6,719

VAR, 4.750%, 10/12/19

6,763

1,008

Hubbard Radio LLC, 1st Lien Term Loan B, VAR, 4.500%, 04/29/19

1,011

4,375

Kabel Deutschland GmbH, Facility F1, VAR, 3.250%, 02/01/19

4,368

10,481

McGraw-Hill Education, Term B Loan, VAR, 9.000%, 03/22/19

10,578

1,630

Mission Broadcasting, Inc., Term Loan B, VAR, 4.250%, 12/03/19

1,642

MTL Publishing LLC, Term B Loan,

1,549

VAR, 4.250%, 06/29/18

1,554

5,895

VAR, 4.250%, 06/29/18

5,914

5,601

NEP Broadcasting LLC, 1st Lien Term Loan, VAR, 4.750%, 01/03/20

5,612

3,856

Nexstar Broadcasting, Inc., 1st Lien Term Loan, VAR, 4.250%, 12/03/19

3,885

3,658

Radio One, Inc., Term Loan, VAR, 7.500%, 03/31/16

3,739

1,990

Tribune Co., 1st Lien Term Loan, VAR, 4.000%, 12/31/19

1,993

Univision Communications, Inc., 1st Lien Term Loan,

5,000

VAR, 4.000%, 03/01/20

4,954

30,801

VAR, 4.500%, 03/01/20

30,707

9,975

Univision Communications, Inc., Term C-2 Loan, VAR, 4.500%, 03/01/20

9,935

1,968

Vertis, Inc., 1st Lien Term Loan, VAR, 14.000%, 12/21/15 (d) (i)

35

42,700

Visant Corp., Tranche B Term Loans, VAR, 5.250%, 12/22/16 ^

41,259

36,366

WMG Acquisition Corp., Tranche B Term Loan, VAR, 3.750%, 07/01/20 ^

36,260

218,005

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Multiline Retail — 0.9%

99 Cents Only Stores, Tranche B-1 Loan,

1,073

VAR, 5.250%, 01/11/19

1,080

1,122

VAR, 5.250%, 01/11/19

1,129

7

VAR, 6.250%, 01/11/19

7

27,575

J.C. Penney Corp., Inc., Term Loan, VAR, 6.000%, 05/22/18

26,874

29,090

Specialty Retail — 1.4%

18,485

Collective Brands, Inc., Term Loan, VAR, 7.250%, 10/09/19

18,762

Evergreen Acquisition Corp., 2012 New Term Loan,

4,820

VAR, 5.000%, 07/09/19

4,843

12

VAR, 5.000%, 07/09/19

12

Gymboree Corp., Initial Term Loan (A & R),

74

VAR, 5.000%, 02/23/18

71

2,765

VAR, 5.000%, 02/23/18

2,649

J. Crew Group, Inc., Term Loan B,

1,780

VAR, 4.000%, 03/07/18

1,777

3,902

VAR, 4.000%, 03/07/18

3,895

1,946

VAR, 4.000%, 03/07/18

1,943

Party City Corp., Term Loan,

580

VAR, 4.250%, 07/27/19

578

612

VAR, 4.250%, 07/27/19

610

4,716

VAR, 4.250%, 07/27/19

4,704

4,066

VAR, 4.250%, 07/27/19

4,055

4,554

VAR, 4.250%, 07/27/19

4,541

48,440

Textiles, Apparel & Luxury Goods — 0.4%

6,604

Cole Haan, Inc., Term Loan B, VAR, 5.750%, 01/31/20

6,654

5,870

True Religion Apparel, Inc., Term Loan, VAR, 5.875%, 07/30/19

5,536

12,190

Total Consumer Discretionary

692,742

Consumer Staples — 6.3%

Food & Staples Retailing — 4.6%

9,104

Advancepierre Foods, Inc., 1st Lien Term Loan B, VAR, 5.750%, 07/10/17

9,181

16,515

Albertsons LLC, Term Loan B1, VAR, 4.250%, 03/21/16

16,556

25,690

Albertsons LLC, Term Loan B2, VAR, 4.750%, 03/21/19

25,679

1,430

Rite Aid Corp., 2nd Lien Term Loan, VAR, 5.750%, 08/21/20

1,465

SEE NOTES TO
FINANCIAL STATEMENTS.

8

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Loan Assignments — Continued

Food & Staples Retailing — Continued

28,333

Rite Aid Corp., Tranche 2 Term Loan, VAR, 4.875%, 06/21/21

28,475

13,651

Rite Aid Corp., Tranche 6 Term Loan, VAR, 4.000%, 02/21/20

13,668

58,040

SUPERVALU, Inc., Term Loan B, VAR, 5.000%, 03/21/19

58,180

153,204

Food Products — 1.0%

3,000

Del Monte Corp., Term Loan, VAR, 4.000%, 03/08/18 ^

2,998

High Liner Foods, Inc., Term Loan,

2,503

VAR, 4.750%, 12/19/17

2,504

57

VAR, 4.750%, 12/19/17

58

New HB Acquisition LLC, Term B Loan,

13,257

VAR, 6.750%, 04/09/20

13,572

1,153

VAR, 6.750%, 04/09/20

1,180

Pinnacle Foods, Inc., 1st Lien Term G Loan,

11,567

VAR, 3.250%, 04/29/20

11,441

29

VAR, 3.250%, 04/29/20

29

31,782

Household Products — 0.7%

1,823

Armored Autogroup, Inc., New Term Loan, VAR, 6.000%, 11/05/16

1,777

Reynolds Group Holdings, Inc., U.S. Term Loan,

3,930

VAR, 4.750%, 09/28/18

3,953

6,437

VAR, 4.750%, 09/28/18

6,475

7,499

VAR, 4.750%, 09/28/18

7,544

Spectrum Brands Inc., Term Loan,

464

VAR, 4.500%, 12/17/19

467

3,559

VAR, 4.500%, 12/17/19

3,580

331

VAR, 5.500%, 12/17/19

333

24,129

Total Consumer Staples

209,115

Energy — 2.9%

Energy Equipment & Services — 1.0%

11,600

Drillships Financing Holding, Inc., Tranche B-2 Term Loan, VAR, 5.500%, 07/15/16

11,687

7,264

EMG Utica, Term Loan, VAR, 4.750%, 03/27/20

7,268

6,767

Pacific Drilling S.A., Term Loan, VAR, 4.500%, 06/03/18

6,792

8,690

Stallion Oilfield, Term Loan B, VAR, 8.000%, 06/19/18

8,669

34,416

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Oil, Gas & Consumable Fuels — 1.9%

1,327

Alon USA Partners LP, MLP Term Loans, VAR, 9.250%, 11/26/18

1,367

13,948

Arch Coal, Inc., Term Loan, VAR, 5.750%, 05/16/18

13,512

5,807

MEG Energy Corp., Incremental Term Loan, VAR, 3.750%, 03/31/20

5,814

6,234

Rice Energy LLC, Term Loan, VAR, 8.500%, 10/25/18

6,110

10,390

Sabine Oil & Gas LLC, Term Loan, VAR, 8.750%, 12/31/18

10,487

10,757

Tallgrass Energy Corp., Term Loan, VAR, 5.250%, 11/13/18

10,878

14,850

Wild Horse Resources LLC, Term Loan, VAR, 7.500%, 12/13/18

14,702

62,870

Total Energy

97,286

Financials — 4.1%

Capital Markets — 1.8%

6,801

Duff & Phelps Corp., Term Loan, VAR, 4.500%, 04/23/20

6,801

Guggenheim Partners Investment Management Holdings, LLC, Initial Term Loan,

17

VAR, 4.250%, 07/22/20

18

6,918

VAR, 4.250%, 07/22/20

6,954

30,775

Nuveen Investments, Inc., Tranche B 1st Lien Term Loan, VAR, 4.182%, 05/13/17

30,609

13,744

Walter Investment Management Corp., Tranche B Term Loan, VAR, 5.750%, 11/28/17

13,824

58,206

Consumer Finance — 0.1%

4,167

Flying Fortress, Inc., Term Loan, VAR, 3.500%, 06/30/17

4,166

Diversified Financial Services — 1.7%

Aot Holdings Ltd., 1st Lien Senior Secured Term Loan,

4,743

VAR, 5.000%, 10/01/19

4,758

30

VAR, 5.000%, 10/01/19

30

3,435

VAR, 5.000%, 10/01/19

3,446

458

VAR, 5.000%, 10/01/19

460

2,418

VAR, 5.000%, 10/01/19

2,425

458

VAR, 5.000%, 10/01/19

459

398

VAR, 5.000%, 10/01/19

399

2,294

Genesys Telecommunications Holdings Ltd., Dollar Term Loan, VAR, 4.000%, 02/08/20

2,291

8,826

Interactive Data Corp., Term Loan, VAR, 3.750%, 02/11/18 ^

8,802

SEE NOTES TO
FINANCIAL STATEMENTS.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

9

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Loan Assignments — Continued

Diversified Financial Services — Continued

26,300

ROC Finance LLC, Term Loan, VAR, 5.000%, 06/20/19

26,333

5,582

Wavedivision Holdings LLC, Term Loan B, VAR, 4.000%, 08/09/19

5,580

54,983

Insurance — 0.5%

3,890

Hub International Ltd., 2017 Initial Term Loan Extended, VAR, 3.682%, 06/13/17

3,886

5,768

National Financial Partners Corp., Term B Loan, VAR, 5.250%, 07/01/20

5,801

6,965

USI, Inc., Term Loan, VAR, 5.000%, 12/27/19

6,982

16,669

Real Estate Management & Development — 0.0% (g)

677

Realogy Corp., Extended Synthetic Commitments, VAR, 4.454%, 10/10/16

681

Total Financials

134,705

Health Care — 5.3%

Biotechnology — 0.4%

14,789

Sage Products, Inc., Term Loan, VAR, 4.250%, 12/13/19

14,832

Health Care Equipment & Supplies — 0.8%

9,000

Carestream Health, Inc., Term Loan, VAR, 5.000%, 06/07/19

9,068

16,300

Kinetic Concepts, Inc., Incremental Term D-1 Loan, VAR, 4.500%, 05/04/18 ^

16,320

25,388

Health Care Providers & Services — 3.0%

Alliance Healthcare Services, Inc., Term Loan,

895

VAR, 4.250%, 06/03/19

894

1,163

VAR, 4.250%, 06/03/19

1,162

1,074

VAR, 4.250%, 06/03/19

1,072

1,431

VAR, 4.250%, 06/03/19

1,430

358

VAR, 4.250%, 06/03/19

357

1,342

VAR, 4.250%, 06/03/19

1,340

1,253

VAR, 4.250%, 06/03/19

1,251

CHG Healthcare Services, Inc., Term Loan,

8,599

VAR, 5.000%, 11/19/19

8,656

284

VAR, 5.000%, 11/19/19

286

Community Health Systems, Inc., Extended Term Loan,

4,486

VAR, 3.761%, 01/25/17

4,498

120

VAR, 3.776%, 01/25/17

120

9,325

HCA, Inc., Term Loan B4, VAR, 2.932%, 05/01/18

9,315

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Health Care Providers & Services — Continued

1,995

Healogics, Inc., Term Loan, VAR, 5.250%, 02/05/19

2,000

15,581

Health Management Associates, Inc., Term Loan B, VAR, 3.500%, 11/16/18

15,594

7,768

IASIS Healthcare LLC, Term Loan B, VAR, 4.500%, 05/03/18

7,806

12,573

inVentiv Health, Inc., Consolidated Term Loan, VAR, 7.500%, 08/04/16

12,259

Multiplan, Inc., Term Loan B,

233

VAR, 4.000%, 08/26/17

233

3,543

VAR, 4.000%, 08/26/17

3,556

13,291

National Mentor Holdings, Inc., Tranche B- 1 Term Loan, VAR, 6.500%, 02/09/17

13,391

14,467

Vanguard Health Systems, Inc., Term Loan B, VAR, 3.750%, 01/29/16

14,456

99,676

Pharmaceuticals — 1.1%

938

Aptalis Pharma, Inc., Term B-2 Loan, VAR, 5.500%, 02/10/17

940

Aptalis Pharma, Inc., Term Loan,

13,589

VAR, 5.500%, 02/10/17

13,614

1,465

VAR, 5.500%, 02/10/17

1,468

Capsugel Holdings U.S., Inc., Term Loan,

4,124

VAR, 4.250%, 08/01/18

4,153

837

VAR, 4.250%, 08/01/18

843

5,915

Catalent Pharma Solutions, Inc., Dollar Term-2 Loan, VAR, 4.250%, 09/15/17

5,935

1,375

Catalent Pharma Solutions, Inc., Extended Dollar Term - 1 Loan, VAR, 3.682%, 09/15/16

1,379

8,265

Par Pharmaceutical Cos., Inc., Term Loan B, VAR, 4.250%, 09/30/19

8,221

36,553

Total Health Care

176,449

Industrials — 12.7%

Aerospace & Defense — 0.4%

388

Ducommun, Inc., Term Loan, VAR, 4.750%, 06/28/17

393

13,930

Hamilton Sundstrand Industrial Corp., Term Loan, VAR, 4.000%, 12/13/19

13,800

14,193

Airlines — 1.6%

35,181

Delta Air Lines, Inc., New Term Loan B-1, VAR, 4.000%, 10/18/18

35,247

668

Landmark Aviation, Canadian Term Loans, VAR, 5.750%, 10/25/19

671

SEE NOTES TO
FINANCIAL STATEMENTS.

10

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Loan Assignments — Continued

Airlines — Continued

7,883

Landmark Aviation, Term Loan, VAR, 5.750%, 10/25/19

7,922

9,625

U.S. Airways Group, Inc., Term Loan B1, VAR, 4.250%, 05/22/19

9,487

53,327

Building Products — 1.1%

6,769

Custom Building Products, Inc., Term Loan, VAR, 6.000%, 12/14/19

6,761

11,719

DS Services, Inc., 1st Lien Term Loan, VAR, 08/12/20 ^

11,704

4,043

MacDermid, Tranche B 1st Lien Term Loan, VAR, 4.000%, 06/07/20

4,045

Roofing Supply Group, Term Loan,

3,667

VAR, 5.000%, 05/31/19 ^

3,679

4,343

VAR, 5.000%, 05/31/19 ^

4,358

8,001

Summit Materials LLC, Term Loan, VAR, 5.000%, 01/30/19

8,021

38,568

Commercial Services & Supplies — 2.6%

2,493

AWAS Aviation Capital Ltd., Term Loan, VAR, 3.500%, 07/16/18

2,501

4,456

Garda World Security Corp., Term Loan, VAR, 4.500%, 11/13/19

4,490

Harland Clarke Holdings Corp., Extended Tranche B-2 Term Loan,

18,387

VAR, 5.432%, 06/30/17

18,066

3,841

VAR, 5.432%, 06/30/17

3,774

9,116

VAR, 5.432%, 06/30/17

8,956

3,649

Multi Packaging Solutions, Inc., Term Loan, VAR, 4.750%, 07/29/20

3,653

14,011

Seminole Indian Tribe of Florida, Inc., Term Loan, VAR, 3.000%, 04/29/20 ^

13,966

12,416

Sourcehov LLC, 1st Lien Term Loan, VAR, 5.250%, 04/30/18

12,478

1,846

Sourcehov LLC, 2nd Lien Term Loan, VAR, 8.750%, 04/30/19

1,863

5,795

St. George’s University, Term Loan, VAR, 8.500%, 12/20/17

5,824

5,000

Triple Point Group Holdings, Inc., Term Loan, VAR, 5.250%, 07/10/20

4,904

6,700

Wastequip, Inc., Term Loan, VAR, 5.750%, 08/15/19

6,725

87,200

Construction & Engineering — 0.7%

15,574

SRS Distribution, Inc., Term Loan, VAR, 4.750%, 09/01/19

15,535

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Construction & Engineering — Continued

6,700

United States Infrastructure Corp., Inc., Term Loan, VAR, 4.750%, 07/10/20

6,703

22,238

Electrical Equipment — 0.2%

3,168

Alliance Laundry Systems LLC, 1st Lien Term Loan, VAR, 4.250%, 12/10/18

3,170

3,722

WireCo World Group, Inc., Term Loan, VAR, 6.000%, 02/15/17

3,722

6,892

Industrial Conglomerates — 0.6%

Autoparts Holdings Ltd., Term Loan,

625

VAR, 6.500%, 07/29/17

600

1,226

VAR, 6.500%, 07/29/17

1,177

14,219

Consolidated Precision Products, Inc., Term Loan, VAR, 4.750%, 12/28/19

14,165

3,958

Hudson Products Holdings, Inc., Term Loan, VAR, 5.250%, 06/07/17

3,975

19,917

Machinery — 3.5%

14,095

Apex Tool Group, Inc., Term Loan, VAR, 4.500%, 01/31/20

14,128

4,392

CPM Holdings, Inc., Term Loan, VAR, 6.250%, 08/29/17

4,395

20,960

Edwards Ltd., Term Loan, VAR, 4.750%, 03/26/20

20,995

24,139

Gardner Denver, Inc., Initial Dollar Term Loan, VAR, 4.250%, 07/30/20

24,005

19,049

Intelligrated, Inc., 1st Lien Term Loan, VAR, 4.500%, 07/30/18

19,072

25,645

Rexnord LLC/RBS Global, Inc., Term Loan, VAR, 4.000%, 08/21/20

25,356

7,368

Wabash National Corp., Initial Term Loan, VAR, 4.500%, 05/08/19

7,387

115,338

Marine — 0.7%

2,567

American Petroleum Tanker, Term Loan B, VAR, 4.750%, 10/02/19

2,573

12,000

Navios Maritime Partners L.P., Term Loan, VAR, 5.250%, 06/27/18

12,180

7,250

State Class Tankers, Initial Term Loan, VAR, 6.750%, 06/20/20

7,286

22,039

Road & Rail — 0.5%

10,945

Hertz Corp. (The), Term Loan, VAR, 3.750%, 03/11/18

10,955

SEE NOTES TO
FINANCIAL STATEMENTS.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

11

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Loan Assignments — Continued

Road & Rail — Continued

3,683

Ozburn-Hessey Logistics LLC, Term Loan, VAR, 6.750%, 05/22/19

3,687

9

VAR, 7.750%, 05/22/19

9

Swift Transportation Co., Term Loan B2,

1,610

VAR, 4.000%, 12/21/17

1,618

184

VAR, 4.000%, 12/21/17

185

92

VAR, 4.000%, 12/21/17

92

16,546

Trading Companies & Distributors — 0.8%

15,534

Baker Corp. International, Term Loan, VAR, 4.250%, 02/07/20

15,472

12,689

MRC Global, Inc., Term Loan, VAR, 6.000%, 11/08/19

12,753

28,225

Total Industrials

424,483

Information Technology — 8.7%

Communications Equipment — 2.0%

30,018

Alcatel-Lucent USA, Inc., U.S. Term Loan, VAR, 5.750%, 01/30/19

30,141

5,187

ARRIS Group, Inc., Term Loan B, VAR, 3.500%, 04/17/20

5,116

10,244

Avaya, Inc., Term Loan B3 Extending Tranche, VAR, 4.762%, 10/26/17

9,101

24,189

Avaya, Inc., Term Loan B5, VAR, 8.000%, 03/31/18

22,823

67,181

Computers & Peripherals — 0.8%

19,268

MEI, Inc., 1st Lien Term Loan, VAR, 5.000%, 08/15/20

19,244

5,464

Oberthur Technologies, Facility B3, VAR, 6.252%, 11/30/18

5,464

24,708

Electronic Equipment, Instruments & Components — 0.9%

CDW Corp., Term Loan,

24,262

VAR, 3.500%, 04/29/20

23,979

3,423

VAR, 3.500%, 04/29/20

3,383

2,597

NXP B.V., Tranche C Term Loan, VAR, 4.750%, 01/10/20

2,632

29,994

Internet Software & Services — 0.5%

17,860

Go Daddy Group, Inc. (The), Term Loan, VAR, 4.250%, 12/17/18

17,838

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

IT Services — 1.8%

14,914

Ceridian Corp., 2013 New Replacement U.S. Term Loan, VAR, 4.433%, 05/09/17

14,898

10,935

First Data Corp., 2017 New Dollar Term Loan, VAR, 4.184%, 03/24/17

10,826

12,500

First Data Corp., Extended 2018 Dollar Term Loan, VAR, 4.184%, 03/23/18

12,368

16,904

First Data Corp., Term Loan, VAR, 4.184%, 09/24/18

16,693

3,383

Peak 10, Inc., Term Loan B, VAR, 7.250%, 10/25/18

3,417

2,771

Transaction Network Services, Inc., Term Loan B, VAR, 5.000%, 02/14/20

2,787

60,989

Semiconductors & Semiconductor Equipment — 1.0%

25,895

Freescale Semiconductor, Inc., Term Loan B, VAR, 5.000%, 03/01/20

25,978

8,438

ON Semiconductor Corp., Term Loan, VAR, 2.024%, 01/02/18

8,371

34,349

Software — 1.7%

Attachmate Corp., Term Loan,

462

VAR, 7.250%, 11/22/17

463

15,650

VAR, 7.250%, 11/22/17

15,694

4

VAR, 8.000%, 11/22/17

4

8,774

BMC Software, Inc., USD Term Loan, VAR, 08/07/20 ^

8,756

EUR 4,000

BMC Software, Inc., EUR Term Loan, VAR, 08/07/20 ^

5,287

Emdeon, Inc., Term B-2 Loan,

7,968

VAR, 3.750%, 11/02/18

7,983

2,948

VAR, 3.750%, 11/02/18

2,954

424

VAR, 3.750%, 11/02/18

425

1,862

VAR, 3.750%, 11/02/18

1,865

290

VAR, 3.750%, 11/02/18

290

2,893

Flexera Software, Term Loan B, VAR, 5.000%, 03/13/19

2,898

6,213

RP Crown Parent LLC, Term Loan, VAR, 6.750%, 12/21/18

6,267

Southern Graphics, Inc., Term Loan,

2,104

VAR, 5.000%, 10/17/19

2,109

1,080

VAR, 5.000%, 10/17/19

1,083

56,078

Total Information Technology

291,137

SEE NOTES TO
FINANCIAL STATEMENTS.

12

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Loan Assignments — Continued

Materials — 4.8%

Chemicals — 2.0%

2,905

AI Chem & Cy U.S. Acquico, Inc., 2nd Lien Term Loan, VAR, 8.250%, 04/03/20

2,978

5,019

AI Chem & Cy U.S. Acquico, Inc., Tranche B-1 Term Loan, VAR, 4.500%, 10/04/19

5,019

2,604

AI Chem & Cy U.S. Acquico, Inc., Tranche B-2 Term Loan, VAR, 4.500%, 10/04/19

2,604

4,938

Ascend Performance Materials LLC, Term B Loan, VAR, 6.750%, 04/10/18

4,728

8,204

AZ Chem U.S., Inc., Term Loan, VAR, 5.250%, 12/22/17

8,261

8,396

DuPont Performance, Term Loan, VAR, 4.750%, 02/01/20

8,451

3,618

OCI Beaumont LLC, Term B-1 Loan, VAR, 6.250%, 08/20/19

3,582

6,803

OCI Beaumont LLC, Term B-2 Loan, VAR, 6.250%, 08/20/19

6,734

Tronox Ltd., Term Loan,

10,667

VAR, 4.500%, 03/19/20

10,769

9,333

VAR, 4.500%, 03/19/20

9,423

4,677

Unifrax I LLC, Term Loan, VAR, 4.250%, 11/28/18

4,683

67,232

Containers & Packaging — 0.6%

6,905

Berlin Packaging LLC, 1st Lien Term Loan, VAR, 4.750%, 04/02/19

6,913

Berry Plastics Corp., Term D Loan,

16

VAR, 3.500%, 02/08/20

16

16

VAR, 3.500%, 02/08/20

16

6,369

VAR, 3.500%, 02/08/20

6,317

BWAY Holding Co., Term Loan,

5,388

VAR, 4.500%, 08/06/17

5,423

339

VAR, 4.500%, 08/06/17

341

19,026

Metals & Mining — 1.5%

1,600

Bowie Resource Partners LLC, 1st Lien Term Loan, VAR, 6.500%, 08/15/20

1,596

7,417

Fairmount Minerals Ltd., 1st Lien Term Loan, VAR, 5.250%, 03/15/17

7,415

11,100

Fairmount Minerals Ltd., Term B-2 Loan, VAR, 08/15/19 ^

11,107

2,279

Firth Rixson, Inc., 2013 Replacement Dollar Term, VAR, 4.250%, 06/30/17

2,273

18,610

FMG Resources Pty Ltd., Term Loan, VAR, 5.250%, 10/18/17 ^

18,673

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Metals & Mining — Continued

6,360

Murray Energy Corp., Term Loan B, VAR, 4.750%, 05/24/19

6,347

4,326

Noranda Aluminum Holding Corp., Term B Loan, VAR, 5.750%, 02/28/19

4,089

51,500

Paper & Forest Products — 0.7%

9,500

Appvion, Inc., 1st Lien Term Loan, VAR, 6.750%, 06/28/19

9,452

12,212

Continental Building Products, Inc., 1st Lien Term Loan, VAR, 08/15/20 ^

12,192

21,644

Total Materials

159,402

Telecommunication Services — 3.7%

Diversified Telecommunication Services — 2.2%

Altice Financing S.A., Term Loan,

1,219

VAR, 5.500%, 07/02/19

1,192

9,020

VAR, 5.500%, 07/02/19

8,824

2,343

VAR, 5.500%, 07/02/19

2,292

14,000

Cincinnati Bell, Inc., Trance B Term Loan, VAR, 08/09/20 ^

13,901

Integra Telecom Holdings, Inc., Term Loan,

2,517

VAR, 5.250%, 02/22/19

2,539

2,504

VAR, 5.250%, 02/22/19

2,526

13,917

Level 3 Financing, Inc., Term Loan B3, VAR, 4.000%, 08/01/19

13,890

8,500

UPC Holdings B.V., Facility AH, VAR, 3.250%, 06/30/21

8,459

19,640

Virgin Media Finance plc, Term Loan B, VAR, 3.500%, 06/07/20

19,541

73,164

Wireless Telecommunication Services — 1.5%

14,148

Cricket Communications, Inc., Term Loan, VAR, 4.750%, 10/10/19

14,184

14,414

Cricket Communications, Inc., Term Loan C, VAR, 4.750%, 03/08/20

14,455

Syniverse Holdings, Inc., Initial Term Loan,

18

VAR, 5.000%, 04/23/19

18

6,913

VAR, 5.000%, 04/23/19

6,932

14,654

Syniverse Holdings, Inc., Tranche B Term Loan, VAR, 4.000%, 04/23/19

14,718

50,307

Total Telecommunication Services

123,471

SEE NOTES TO
FINANCIAL STATEMENTS.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

13

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Loan Assignments — Continued

Utilities — 3.6%

Electric Utilities — 0.9%

5,000

Calpine Construction Finance Co./CCFC Finance Corp., Term B-2 Loan, VAR, 3.250%, 01/31/22

4,952

12,083

InterGen NV, Term Loan, VAR, 5.500%, 06/13/20

12,038

11,483

La Frontera Generation LLC, Term Loan, VAR, 4.500%, 09/30/20

11,491

Texas Competitive Electric Holdings Co. LLC, Extended Term Loan,

1,679

VAR, 4.685%, 10/10/17

1,134

821

VAR, 4.766%, 10/10/17

555

30,170

Gas Utilities — 0.4%

4,287

NGPL PipeCo LLC, Term Loan, VAR, 6.750%, 09/15/17

4,041

Ruby Western Pipeline Holdings LLC, Term Loan,

1,185

VAR, 3.500%, 03/27/20

1,179

8,118

VAR, 3.500%, 03/27/20

8,077

13,297

Independent Power Producers & Energy Traders — 2.3%

32,650

Calpine Corp., Term B-1 Loan,VAR, 3.000%, 05/03/20

32,224

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Independent Power Producers & Energy Traders — Continued

4,412

Calpine Corp., Term B-2 Loan,VAR, 4.000%, 10/09/19

4,421

14,000

Dynegy, Inc., Tranche B-2 Term Loan, VAR, 4.000%, 04/23/20

13,907

26,933

NRG Energy, Inc., Term Loan Incremental, VAR, 2.750%, 07/01/18

26,741

77,293

Total Utilities

120,760

Total Loan Assignments (Cost $2,423,363)

2,429,550

SHARES

Short-Term Investment — 8.9%

Investment Company — 8.9%

296,941

JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $296,941)

296,941

Total Investments — 102.3% (Cost $3,401,025)

3,407,997

Liabilities in Excess of Other Assets — (2.3)%

(75,645
)

NET ASSETS — 100.0%

$
3,332,352

Percentages indicated are based on net assets.

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL

CURRENCY

COUNTERPARTY

SETTLEMENT DATE

SETTLEMENT VALUE

VALUE AT 08/31/13

NET UNREALIZED APPRECIATION (DEPRECIATION)

4,000,000

EUR

Citibank, N.A.

09/19/13

5,301

5,287

14

9,995,000

EUR

TD Bank Financial Group

09/19/13

13,305

13,210

95

8,471,000

GBP

Citibank, N.A.

09/19/13

13,014

13,127

(113
)

10,271,000

NOK

Goldman Sachs International

09/19/13

1,736

1,677

59

33,356

33,301

55

SEE NOTES TO FINANCIAL
STATEMENTS.

14

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2013

EUR

— Euro

GBP

— British Pound

NOK

— Norwegian Krone

PIK

— Payment-in-Kind

Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

USD

— United States Dollar

VAR

  —  Variable Rate Security. The interest rate shown is the rate in effect as of August 31,
2013.

(b)

  —  Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(d)

— Defaulted Security.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)

— Amount rounds to less than 0.1%.

(i)

  —  Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(l)

— The rate shown is the current yield as of August 31, 2013.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(x)

—  Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The dates shown, if applicable, reflect the next call date. The coupon rates shown are the rates in effect as of August 31, 2013.

^

  —  All or a portion of the security is unsettled as of August 31, 2013. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.

SEE NOTES TO
FINANCIAL STATEMENTS.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

15

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2013

(Amounts in thousands, except
per share amounts)

Floating Rate Income Fund

ASSETS:

Investments in non-affiliates, at value

$
3,111,056

Investments in affiliates, at value

296,941

Total investment securities, at value

3,407,997

Cash

5,150

Foreign currency, at value

5,338

Receivables:

Investment securities sold

37,133

Fund shares sold

13,193

Interest and dividends from non-affiliates

23,181

Dividends from affiliates

7

Unrealized appreciation on forward foreign currency exchange contracts

168

Unrealized appreciation on unfunded commitments

54

Total Assets

3,492,221

LIABILITIES:

Payables:

Distributions

10,532

Investment securities purchased

145,890

Fund shares redeemed

1,123

Unrealized depreciation on forward foreign currency exchange contracts

113

Accrued liabilities:

Investment advisory fees

1,480

Administration fees

235

Shareholder servicing fees

263

Distribution fees

40

Custodian and accounting fees

19

Trustees’ and Chief Compliance Officer’s fees

4

Other

170

Total Liabilities

159,869

Net Assets

$
3,332,352

SEE NOTES TO FINANCIAL
STATEMENTS.

16

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

Floating Rate Income Fund

NET ASSETS:

Paid-in-Capital

$
3,317,124

Accumulated undistributed (distributions in excess of) net investment income

5,001

Accumulated net realized gains (losses)

3,150

Net unrealized appreciation (depreciation)

7,077

Total Net Assets

$
3,332,352

Net Assets:

Class A

$
158,323

Class C

15,323

Select Class

3,158,706

Total

$
3,332,352

  Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):

Class A

15,799

Class C

1,531

Select Class

314,970

Net Asset Value (a):

Class A — Redemption price per share

$
10.02

Class C — Offering price per share (b)

10.01

Select Class — Offering and redemption price per share

10.03

Class A maximum sales charge

3.75
%

  Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]

$
10.41

Cost of investments in non-affiliates

$
3,104,084

Cost of investments in affiliates

296,941

Cost of foreign currency

5,393

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b)
Redemption price for Class C Share varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

17

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2013

(Amounts in thousands)

Floating Rate Income Fund

INVESTMENT INCOME:

Interest income from non-affiliates

$
115,675

Dividend income from non-affiliates

234

Dividend income from affiliates

184

Total investment income

116,093

EXPENSES:

Investment advisory fees

11,449

Administration fees

1,764

Distribution fees:

Class A

265

Class C

51

Shareholder servicing fees:

Class A

265

Class C

17

Select Class

4,922

Custodian and accounting fees

71

Interest expense to affiliates

—
(a)

Professional fees

190

Trustees’ and Chief Compliance Officer’s fees

23

Printing and mailing costs

31

Registration and filing fees

43

Transfer agent fees

65

Other

26

Total expenses

19,182

Less amounts waived

(3,793
)

Less earnings credits

(2
)

Net expenses

15,387

Net investment income (loss)

100,706

REALIZED/UNREALIZED GAINS (LOSSES):

Net realized gain (loss) on transactions from:

Investments in non-affiliates

2,984

Foreign currency transactions

84

Net realized gain (loss)

3,068

Change in net unrealized appreciation/depreciation of:

Investments in non-affiliates

(2,687
)

Foreign currency translations

57

Unfunded commitments

54

Change in net unrealized appreciation/depreciation

(2,576
)

Net realized/unrealized gains (losses)

492

Change in net assets resulting from operations

$
101,198

SEE NOTES TO FINANCIAL
STATEMENTS.

18

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

Floating Rate Income Fund

Year Ended 8/31/2013

Year Ended 8/31/2012

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)

$
100,706

$
28,764

Net realized gain (loss)

3,068

1,648

Change in net unrealized appreciation/depreciation

(2,576
)

19,817

Change in net assets resulting from operations

101,198

50,229

DISTRIBUTIONS TO SHAREHOLDERS:

Class A

From net investment income

(4,637
)

(2,762
)

From net realized gains

(114
)

(5
)

Class C

From net investment income

(275
)

(54
)

From net realized gains

(5
)

—
(a)

Select Class

From net investment income

(91,329
)

(25,096
)

From net realized gains

(1,742
)

(29
)

Total distributions to shareholders

(98,102
)

(27,946
)

CAPITAL TRANSACTIONS:

Change in net assets resulting from capital transactions

2,481,210

584,388

NET ASSETS:

Change in net assets

2,484,306

606,671

Beginning of period

848,046

241,375

End of period

$
3,332,352

$
848,046

Accumulated undistributed (distributions in excess of) net investment income

$
5,001

$
901

(a)
Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

19

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

Floating Rate Income Fund

Year Ended 8/31/2013

Year Ended 8/31/2012

CAPITAL TRANSACTIONS:

Class A

Proceeds from shares issued

$
125,866

$
30,816

Distributions reinvested

3,710

2,767

Cost of shares redeemed

(35,623
)

(26,850
)

Change in net assets resulting from Class A capital transactions

$
93,953

$
6,733

Class C

Proceeds from shares issued

$
14,938

$
2,247

Distributions reinvested

257

54

Cost of shares redeemed

(2,259
)

(202
)

Change in net assets resulting from Class C capital transactions

$
12,936

$
2,099

Select Class

Proceeds from shares issued

$
2,908,335

$
741,130

Distributions reinvested

2,902

508

Cost of shares redeemed

(536,916
)

(166,082
)

Change in net assets resulting from Select Class capital transactions

$
2,374,321

$
575,556

Total change in net assets resulting from capital transactions

$
2,481,210

$
584,388

SHARE TRANSACTIONS:

Class A

Issued

12,518

3,190

Reinvested

370

284

Redeemed

(3,543
)

(2,764
)

Change in Class A Shares

9,345

710

Class C

Issued

1,486

229

Reinvested

26

6

Redeemed

(225
)

(21
)

Change in Class C Shares

1,287

214

Select Class

Issued

289,011

76,041

Reinvested

289

52

Redeemed

(53,357
)

(16,937
)

Change in Select Class Shares

235,943

59,156

SEE NOTES TO FINANCIAL
STATEMENTS.

20

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

THIS PAGE IS
INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

Per share operating performance

Investment operations

Distributions

Net asset value, beginning of period

Net investment income (loss)

  Net realized and unrealized
 gains   (losses)
on investments

Total from investment operations

Net investment income

  Net
 realized
gain

Total distributions

Floating Rate Income Fund

Class A

Year Ended August 31, 2013

$
9.89

$
0.43

$
0.14

$
0.57

$
(0.43
)

$
(0.01
)

$
(0.44
)

Year Ended August 31, 2012

9.41

0.47
(f)

0.44

0.91

(0.43
)

—
(g)

(0.43
)

June 1, 2011(h) through August 31, 2011

10.00

0.09
(f)

(0.63
)

(0.54
)

(0.05
)

—

(0.05
)

Class C

Year Ended August 31, 2013

9.88

0.40

0.13

0.53

(0.39
)

(0.01
)

(0.40
)

Year Ended August 31, 2012

9.41

0.44
(f)

0.42

0.86

(0.39
)

—
(g)

(0.39
)

June 1, 2011(h) through August 31, 2011

10.00

0.06
(f)

(0.61
)

(0.55
)

(0.04
)

—

(0.04
)

Select Class

Year Ended August 31, 2013

9.89

0.46

0.15

0.61

(0.46
)

(0.01
)

(0.47
)

Year Ended August 31, 2012

9.41

0.50
(f)

0.43

0.93

(0.45
)

—
(g)

(0.45
)

June 1, 2011(h) through August 31, 2011

10.00

0.08
(f)

(0.62
)

(0.54
)

(0.05
)

—

(0.05
)

(a)
Annualized for periods less than one year.

(b)
Not annualized for periods less than one year.

(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)
Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.

(e)
Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

(f)
Calculated based upon average shares outstanding.

(g)
Amount rounds to less than $0.01.

(h)
Commencement of operations.

(i)
Certain non-recurring expenses incurred by the Fund were not annualized for the period ended August 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

22

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

Ratios/Supplemental data

Ratios to average net assets (a)

Net asset value, end of period

Total return (excludes sales charge) (b)(c)

  Net assets,
 end of   period
(000’s)

  Net
expenses (d)

  Net
 investment
 income
(loss)

Expenses without waivers, reimbursements and earnings credits

  Portfolio
turnover rate (b)(e)

$
10.02

5.90
%

$
158,323

0.97
%

4.64
%

1.16
%

42
%

9.89

9.82

63,811

0.97

4.80

1.20

65

9.41

(5.43
)

54,039

0.95
(i)

3.68
(i)

1.33
(i)

1

10.01

5.50

15,323

1.47

4.07

1.65

42

9.88

9.24

2,408

1.47

4.45

1.68

65

9.41

(5.55
)

285

1.48
(i)

2.43
(i)

2.58
(i)

1

10.03

6.25

3,158,706

0.72

4.85

0.91

42

9.89

10.09

781,827

0.72

5.12

0.94

65

9.41

(5.40
)

187,051

0.72
(i)

3.37
(i)

1.55
(i)

1

SEE NOTES TO FINANCIAL
STATEMENTS.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

23

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2013

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered

Diversified/Non-Diversified

Floating Rate Income Fund

Class A, Class C and Select Class

Diversified

The investment objective of the Fund is to seek to provide current income with a secondary objective of capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge
(“CDSC”). No sales charges are assessed with respect to Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value.
In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, various forms of credit enhancements, such as bond insurance, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Equity securities listed on a North
American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations.
Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations
are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management,
Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Advisor” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Fund’s Chief Compliance Officer. The
VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and

24

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are
used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•

Level 1 — quoted prices in active markets for identical securities

•

  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•

  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (SOI) (amounts in thousands):

Level 1 Quoted prices

  Level 2
Other significant observable inputs

  Level 3
Significant unobservable inputs

Total

Investments in Securities

Debt Securities

Corporate Bonds

Consumer Discretionary

$
—

$
109,106

$
—

$
109,106

Consumer Staples

—

27,508

—

27,508

Energy

—

97,210

—

97,210

Financials

—

60,341

—

60,341

Health Care

—

73,794

—

73,794

Industrials

—

56,165

10,384

66,549

Information Technology

—

12,136

—

12,136

Materials

—

108,656

—

108,656

Telecommunication Services

—

66,659

—

66,659

Utilities

—

26,042

—

26,042

Total Corporate Bonds

—

637,617

10,384

648,001

Preferred Securities

Financials

—

18,334

—

18,334

Preferred Stock

Financials

—

15,171

—

15,171

Loan Assignments

Consumer Discretionary

—

688,767

3,975

692,742

Consumer Staples

—

209,115

—

209,115

Energy

—

97,286

—

97,286

Financials

—

134,705

—

134,705

Health Care

—

176,449

—

176,449

Industrials

—

424,483

—

424,483

Information Technology

—

291,137

—

291,137

Materials

—

159,402

—

159,402

Telecommunication Services

—

123,471

—

123,471

Utilities

—

120,760

—

120,760

Total Loan Assignments

—

2,425,575

3,975

2,429,550

Short-Term Investment

Investment Company

296,941

—

—

296,941

Total Investments in Securities

$
296,941

$
3,096,697

$
14,359
*

$
3,407,997

Appreciation in Other Financial Instruments

Forward Foreign Currency Exchange Contracts

$
—

$
168

$
—

$
168

Depreciation in Other Financial Instruments

Forward Foreign Currency Exchange Contracts

$
—

$
(113
)

$
—

$
(113
)

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

25

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2013 (continued)

*
Level 3 securities are valued by brokers and pricing services. At August 31, 2013, the value of these securities was approximately $14,359,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

There were no transfers between Levels 1 and 2 during the year ended August 31, 2013.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Balance as of 08/31/12

Realized gain (loss)

Change in unrealized appreciation (depreciation)

Net accretion (amortization)

Purchases[1]

Sales[2]

Transfers into Level 3

Transfers out of Level 3

Balance as of 08/31/13

Investments in Securities

Corporate Bonds — Industrials

$
—

$
—

$
340

$
(40
)

$
10,990

$
(906
)

$
—

$
—

$
10,384

Loan Assignments — Consumer Discretionary

3,355

—

(398
)

19

999

—

—

—

3,975

Total

$
3,355

$
—

$
(58
)

$
(21
)

$
11,989

$
(906
)

$
—

$
—

$
14,359

1
Purchases include all purchases of securities and securities received in corporate actions.

2
Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The change in unrealized appreciation (depreciation) attributable to securities owned at August 31, 2013, which were valued using significant unobservable inputs (Level 3), amounted to approximately $(58,000). This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into
U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although
the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, purchases of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

C. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and includes, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of August 31, 2013, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

The value and percentage of net
assets of illiquid securities as of August 31, 2013 were approximately $3,975,000 and 0.12% respectively.

D. Forward Foreign Currency
Exchange Contracts — The Fund uses forward foreign currency exchange contracts including non-deliverable forwards mainly as a substitute for securities in which the Fund can invest, to increase income or gain to the Fund and to hedge or manage the Fund’s exposure to foreign currency risks associated with portfolio investments. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

26

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

  The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the year ended August 31, 2013 (amounts in thousands):

Forward Foreign Currency Exchange Contracts

Average Settlement Value Sold

$
12,543

Ending Settlement Value Sold

33,356

E. Summary of Derivatives Information — The following table presents the value of derivatives held as of
August 31, 2013, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contract

Statement of Assets and Liabilities Location

Gross Assets:

Forward Foreign Currency Exchange Contracts

Foreign exchange contracts

Receivables

$
168

Gross Liabilities:

Foreign exchange contracts

Payables

$
(113
)

The following tables present the effect of derivatives on the Statements of Operations for year ended August 31, 2013, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivative Contract

  Forward Foreign
Currency Exchange Contracts

Foreign exchange contracts

$
97

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivative Contract

  Forward Foreign
Currency Exchange Contracts

Foreign exchange contracts

$
61

F. Loan Assignments — The Fund may invest in loan assignments of all or a portion of the loans. When the Fund purchases a loan assignment the Fund has direct rights against the borrower on a loan when provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the Borrower (“Intermediate Participants”) and any other persons interpositioned between the Fund and the Borrower. Although certain loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. In addition, loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid.

At August 31, 2013, the Fund had investments in Loan Assignments that amounted to more than 5% of the Fund’s net assets, by agent bank as follows:

Agent Bank

Percentage

Credit Suisse International

20.8
%

Bank of America, N.A.

19.3

Deutsche Bank AG

19.0

Barclays Bank plc

11.5

Goldman Sachs

9.6

Citigroup

9.1

G. Unfunded Commitments — The Fund may enter into commitments to buy and sell investments including commitments to buy loan participations and assignments to settle on future dates as part of its normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Fund to provide cash to the borrower on demand.
Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.F.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation (depreciation) from unfunded commitments is reported in the

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

27

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2013 (continued)

Statement of Assets and Liabilities. The Fund segregates security positions such that sufficient liquid assets will be available for the commitments on a future date. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Fund may receive an ongoing commitment fee based on the undrawn portion of the underlying of loan facility, which is recorded as a component of interest income on the Statement of
Operations.

At August 31, 2013, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower (amounts in thousands):

Term

Maturity Date

Commitment Fee Rate

Rate
if Funded

Par Value

Commitment

Security Description

Amount

Value

Altice Financing S.A.

Term Loan

07/02/19

0.00
%

5.50
%

$
1,419

$
1,334

$
1,388

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for
Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of
August 31, 2013, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-In-Capital

  Accumulated
 Undistributed/
 (Overdistributed)
 Net Investment
Income

  Accumulated
 Net Realized
Gain (Loss) on Investments

$
—

$
(365
)

$
365

The reclassifications for the Fund relate primarily to foreign currency gains or losses, consent fees and debt modifications.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

B. Administration Fee — Pursuant to an
Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended August 31, 2013, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

28

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the
“Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a
wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The
Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class
C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended August 31, 2013, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge

CDSC

$
18

$
1

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing
Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the
custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and
Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A

Class C

Select Class

1.00
%

1.50
%

0.75
%

The expense limitation agreement was in effect for the year ended August 31, 2013. The contractual expense limitation percentages in the table above are in place until at least December 31, 2013.

For the year ended August 31, 2013, the Fund’s
service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers

  Shareholder
Servicing

Total

$
3,251

$
3,251

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor,
Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended
August 31, 2013 was approximately $542,000.

G. Collateral Management Fees — JPMCB provides derivative collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Other expenses on the Statement of Operations.

H. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

29

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2013 (continued)

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

For the year ended August 31, 2013, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the year ended August 31, 2013, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended August 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

  Purchases
(excluding U.S. Government)

  Sales
(excluding U.S. Government)

$
3,131,289

$
819,326

During the year ended August 31, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal
income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at August 31, 2013 were as follows (amounts in thousands):

  Aggregate
Cost

  Gross
 Unrealized
Appreciation

  Gross
 Unrealized
Depreciation

  Net Unrealized
 Appreciation
(Depreciation)

$
3,401,881

$
22,360

$
16,244

$
6,116

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and debt modifications.

The tax character of distributions paid during the year ended August 31, 2013 was as follows (amounts
in thousands):

  Ordinary
Income

  Net
Long-Term Capital Gains

Return of Capital

  Total
Distributions Paid

$
98,102

$
—

$
—

$
98,102

The tax character of distributions paid during the year ended August 31, 2012 was as follows (amounts in thousands):

  Ordinary
Income

  Net
Long-Term Capital Gains

Return of Capital

  Total
Distributions Paid

$
27,946

$
—

$
—

$
27,946

As of August 31, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts
in thousands):

  Current
 Distributable
 Ordinary
Income

  Current
 Distributable
 Long-Term
Capital Gain or (Tax Basis Loss Carryover)

  Unrealized
 Appreciation
(Depreciation)

$
17,226

$
2,375

$
6,166

The cumulative timing differences primarily consist of trustee deferred compensation, mark to market of forward foreign currency contracts, and wash sale loss deferrals and debt modifications.

Under the Regulated Investment Company Modernization Act of 2010 (the
“Act”), net capital losses recognized by the Fund are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment losses.

As of
August 31, 2013, the Fund did not have any capital loss carryforwards.

30

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a
financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Fund had no
borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2013, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of the Fund’s assets.

Significant shareholder transactions by these shareholders, if any, may impact the Fund’s performance.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The
Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The Fund is subject to the risk that, should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the
Fund’s net assets could be adversely affected.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and Shareholders of JPMorgan Floating Rate
Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Floating Rate Income Fund (a separate fund of JPMorgan Trust I) at
August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those
standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

October 28, 2013

32

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

TRUSTEES

(Unaudited)

The
Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)

Principal Occupations During Past 5 Years

Number of Portfolios in Fund Complex Overseen by Trustee (2)

Other Directorships Held Outside Fund Complex During Past 5 Years

Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.

Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).

173

Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services)
(2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.

Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).

173

Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage
(2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.

Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).

173

None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.

Self-employed business consultant (2002-present).

173

Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.

Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset
Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).

173

Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.

Vice President of Administration and Planning, Northwestern University (1985-present).

173

Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.

Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).

173

Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.

Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).

173

Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.

Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).

173

Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock
Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College
(2002-2010).

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

33

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)

Principal Occupations During Past 5 Years

  Number of Portfolios in Fund
 Complex Overseen   by Trustee
(2)

Other Directorships Held Outside Fund Complex During Past 5 Years

Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.

Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse
Asset Management (portfolio manager) (2003-2006).

173

Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.

Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments,
Eli Lilly and Company (pharmaceuticals) (1988-1999).

173

Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.

Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).

173

None

  Interested Trustee Not Affiliated With the
Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.

President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).

173

Trustee, The Victory Portfolios (2000-2008).

(1)
The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the
Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (173 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*
Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate
Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Fund’s investment advisor, is a wholly-owned subsidiary of
JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with sub-advisors to certain J.P. Morgan Funds.

**
In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in
January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***
Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

34

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)

Principal Occupations During Past 5 Years

  Robert L. Young (1963),
 President and Principal Executive   Officer
(2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds
(2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group
Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice
President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)

Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman &
Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)

Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior
On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

  Elizabeth A. Davin (1964),   Assistant
Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February
2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)

  Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General
Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)

Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)

Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)

Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

  Michael M. D’Ambrosio (1969),
Assistant Treasurer (2012)

Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since
2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)

Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)

  Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global
Asset Management.

  Julie A. Roach (1971),    Assistant
Treasurer (2012)**

Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

  Gillian I. Sands (1969),
Assistant Treasurer (2012)

Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The
contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*
The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**
The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

35

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2013, and continued to hold your shares at the end of the reporting period, August 31, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Beginning Account Value, March 1, 2013

Ending Account Value August 31, 2013

Expenses Paid During the Period*

Annualized Expense Ratio

Floating Rate Income Fund

Class A

Actual

$
1,000.00

$
1,017.70

$
4.98

0.98
%

Hypothetical

1,000.00

1,020.27

4.99

0.98

Class C

Actual

1,000.00

1,015.90

7.47

1.47

Hypothetical

1,000.00

1,017.80

7.48

1.47

Select Class

Actual

1,000.00

1,018.90

3.66

0.72

Hypothetical

1,000.00

1,021.58

3.67

0.72

*
Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

36

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 22, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s performance compared to the performance of the
Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’
regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Fund, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The

Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations,
there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors
summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided
by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution
Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the
Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the
Fund.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

37

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and
Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the
Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor.
The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the
Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve

to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the
Advisor for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received
and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The
Trustees noted that the Fund’s performance was in the third quintile for both Class A and Select Class shares for the

38

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

one-year period ended December 31, 2012. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The
Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile and that the actual total expenses for Class A and Select Class Shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the
Trustees concluded that the advisory fee was reasonable.

AUGUST 31, 2013

J.P. MORGAN INCOME FUNDS

39

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the
Funds’ income and distributions for the taxable year ended August 31, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended August 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. Approximately $98,102,000 of ordinary income distributions was treated as qualified dividends.

40

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2013

Rev. January 2011

FACTS

WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal
information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we
do.

What?

The types of
personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal
information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information

Does
J.P. Morgan Funds share?

Can you limit this sharing?

  For our everyday business purposes
— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus

Yes

No

  For marketing purposes —
to offer our products and services to you

Yes

No

For joint marketing with other financial companies

No

We don’t share

  For our affiliates’ everyday business
purposes — information about your transactions and experiences

No

We don’t share

  For our affiliates’ everyday business
purposes — information about your creditworthiness

No

We don’t share

For nonaffiliates to market to you

No

We don’t share

Questions?

Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are

Who is providing this notice?

J.P. Morgan Funds

What we do

How does J.P. Morgan Funds protect my personal
information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

  How does J.P.
Morgan   Funds collect my personal
information?

We collect your personal information, for
example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit
only

¡   sharing for affiliates’ everyday business purposes –
information about your creditworthiness

¡   affiliates from using
your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

  Companies related by common ownership or
control. They can be financial and nonfinancial companies.       ¡   J.P. Morgan
Funds does not share with our affiliates.

Nonaffiliates

  Companies not related by common ownership or
control. They can be financial and nonfinancial companies.       ¡   J.P. Morgan
Funds does not share with nonaffiliates so they can market to you.

Joint Marketing

  A formal agreement between nonaffiliated
financial companies that together market financial products or services to you.       ¡   J.P. Morgan
Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings
for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in
Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan
Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the
Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is
available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2013. All rights reserved. August 2013.

AN-FRI-813

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the
period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a
code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in
Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert
is Mitchell Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2013
– $214,000

2012 – $141,000

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2013 – $47,000

2012 – $31,600

Audit-related
fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2013
– $42,000

2012 – $23,550

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended August 31, 2013 and 2012, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the
aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2013 – Not applicable

2012 – Not applicable

(e)
(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the
“Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any
Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit
Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval
List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the
percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2013 – 0.0%

2012
– 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed
by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service
Affiliates, for the last two calendar year ends were:

2012 – $33.0 million

2011 – $34.9 million*

*
Certain fees for 2011 have been reclassified between Audit and Non Audit to conform with the 2012 presentation.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service
Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED
REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of
Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the
rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY
SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR
240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO
A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS
AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or
240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the
Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule
30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as
part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of
1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1)
sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule
30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:

/s/ Robert L. Young

Robert L. Young

President and Principal Executive Officer

November 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Robert L. Young

Robert L. Young

President and Principal Executive Officer

November 7, 2013

By:

/s/ Joy C. Dowd

Joy C. Dowd

Treasurer and Principal Financial Officer

November 7, 2013